UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	18

Financial statements	23

Federal tax information	97

Shareholder meeting results	97

About the Trustees	98

Officers	100

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives included increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Master Intermediate Income Trust

A multi-sector approach to fixed income

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but that spirit of ingenuity that helped launch the fund is still with it today. The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

A veteran portfolio management team

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA®
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Diversified holdings across a wide range of security types and market sectors

Investment allocations by security type

Securitized 49.7%
Credit 33.8%
Government 8.3%
Cash and net other assets 8.2%

Investment allocations by sector

High-yield corporate bonds 24.8%
Agency CMO 19.9%
Commercial MBS 16.0%
Residential MBS (non-agency) 12.9%
Emerging-market bonds 12.3%
International Treasury/agency 2.2%
Bank loans 1.7%
Investment-grade corporate bonds 1.2%
Agency pass-through 0.8%
Cash and net other assets 8.2%
0
5
10
15
20
25

2 Master Intermediate Income Trust

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

4	Master Intermediate Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the 12 months ended September 30, 2013?

From the beginning of the period until May, spread sectors — meaning sectors that trade at a yield premium to U.S. Treasuries — continued to modestly rally against the backdrop of a slowly improving U.S. economy. In May, however, the market environment became less hospitable, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus programs later in 2013, and end them by mid 2014, sooner than investors expected. Investors reacted to this potential change in Fed monetary policy by selling bonds across all market sectors, driving rates higher and yield spreads wider.

After spiking higher in June, interest rates remained elevated for most of the rest of the period, due to uncertainty about when the central bank would actually start the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85 billion-a-month bond-buying

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

Master Intermediate Income Trust	5

program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten.

Investors immediately began trying to assess when the central bank will actually begin tapering its bond purchases. Fed Chairman Ben Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for continued data that points to a pickup in economic growth, sustained job gains, and an inflation rate that is moving toward the central bank’s 2% target.

Turning to performance, the fund outpaced its benchmark by a sizable margin. What factors fueled this solid showing?

Our holdings of commercial mortgage-backed securities [CMBS], which benefited from stable-to-rising commercial property values, were among the biggest contributors to the fund’s performance versus the benchmark. Within CMBS, our return was partly driven by solid security selection in “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were very acceptable risks.

After declining along with other market sectors in May and June, our high-yield bond investments recovered during the latter months of the period, and were also a major contributor to the fund’s relative performance. In July and August, given continuing, steady U.S. economic growth, corporate bonds were less influenced by the uncertainty surrounding Fed tapering. Then in September, when the central bank decided to postpone scaling back its bond purchases, investors had a renewed appetite for credit

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Master Intermediate Income Trust

risk, and sought to capitalize on the wider yield spreads offered by corporate securities.

Our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], provided a further boost to relative results. As interest rates rose, the likelihood that the mortgages underlying our CMO positions would be refinanced declined, helping to boost the securities’ value.

Holdings of emerging-market [EM] debt also helped, led by investments in Venezuela, where we held U.S.-dollar-denominated, shorter-maturity bonds that provided substantial yields without significant volatility.

It looks like the fund’s duration and yield-curve positioning hampered its relative performance.

For the period as a whole, they did. Our “term structure” positioning was moderately helpful during much of the period, because we sought to limit the fund’s interest-rate risk by maintaining a relatively short duration in the United States, while also positioning the portfolio for a steeper yield curve. However, late in the period, we believed the Fed would begin reducing its bond buying at its mid-September meeting and we established a targeted short duration position on the intermediate, 5- to 10-year portion of the curve, anticipating that rates in this area of

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust	7

the curve would rise. Unfortunately, when the central bank decided to defer tapering, intermediate-term rates declined and our short position suffered.

How did your currency strategy affect performance?

Our active currency strategy, which was implemented with long and short positions using currency forward contracts, modestly contributed to relative performance, due mainly to a short position in the Japanese yen. During the second half of the period, the yen weakened significantly versus the U.S. dollar following the Bank of Japan’s announcement that it would take a more aggressive approach to monetary easing. A short position in the Australian dollar, which appreciated against the U.S. dollar, worked against our currency strategy and dampened its overall contribution to performance. By period-end, we had significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivative contracts.

8	Master Intermediate Income Trust

interest-rate risk associated with our CMO holdings. We also used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

What is your outlook for the coming months?

As we move into the final months of the year, we are preparing for the Fed’s policy response to the economic activity we have witnessed thus far in 2013. Growth in the United States looks to be on track, while Europe appears to be emerging from recession. As a result, we believe the central bank will begin tapering its bond buying in the near future, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, there will continue to be periods of volatility and uncertainty. Overall, however, investors appear to be navigating through the beginning of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic performance overseas, will allow interest rates to normalize, which will probably mean that the 10-year Treasury yield may be at or slightly above 3% by or before early 2014. Moreover, we believe this normalization in

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Master Intermediate Income Trust	9

the level of rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

Where are you finding the most compelling investment opportunities?

At period-end, the fund was positioned for a rising-rate environment in the United States and in select foreign regions where economic data are improving, most notably in Europe. In terms of the fund’s investments, we are continuing to find what we believe are compelling opportunities for taking prepayment risk via IO CMOs, and we have continued to add to our holdings of mezzanine CMBS.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA®.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares —which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

10	Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/13

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.18%	6.38%

10 years	80.17	74.33
Annual average	6.06	5.72

5 years	54.08	49.14
Annual average	9.03	8.32

3 years	15.89	–4.54
Annual average	5.04	–1.54

1 year	7.88	0.15

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/13

		Citigroup		Lipper Flexible
	Barclays	Non-U.S. World		Income Funds
	Government/Credit	Government	JPMorgan Global	(closed-end)
	Bond Index	Bond Index	High Yield Index†	category average*

Annual average
Life of fund (since 4/29/88)	6.92%	6.19%	—	7.49%

10 years	55.57	61.54	137.82%	111.73
Annual average	4.52	4.91	9.05	7.58

5 years	32.00	23.27	87.39	71.72
Annual average	5.71	4.27	13.38	10.85

3 years	8.92	1.66	31.45	23.32
Annual average	2.89	0.55	9.54	7.06

1 year	–1.96	–5.65	7.08	3.10

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 23, 18, 14, 12, and 4 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

Master Intermediate Income Trust	11

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions

Number	12

Income	$0.312000

Capital gains	—

Total	$0.312000

Share value	NAV	Market price

9/30/12	$5.42	$5.18

9/30/13	5.50	4.88

Current rate (end of period)	NAV	Market price

Current dividend rate*	5.67%	6.39%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

12	Master Intermediate Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

Master Intermediate Income Trust	13

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues are composed of both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Master Intermediate Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Master Intermediate Income Trust	15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal.

16	Master Intermediate Income Trust

There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Master Intermediate Income Trust	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

18	Master Intermediate Income Trust

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd

Master Intermediate Income Trust	19

quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

20 Master Intermediate Income Trust

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperfor-mance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 5, 5 and 4 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over these periods was due in significant part to the fund’s under-performance in 2008 and 2011. The Trustees considered Putnam Management’s observation that the fund’s investments in commercial and residential mortgage-backed securities significantly underperformed during the economic downturn in 2008. The Trustees also considered Putnam Management’s view that, in 2011, the fund’s performance suffered for a variety of reasons, including its relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance, its exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve

Master Intermediate Income Trust	21

top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperform-ing fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential ben-efits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive ben-efits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

22 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 14, 2013

24 Master Intermediate Income Trust

The fund’s portfolio 9/30/13

MORTGAGE-BACKED SECURITIES (48.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (19.7%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.871s, 2032	$215,909	$333,980
IFB Ser. 3408, Class EK, 25.06s, 2037	110,257	158,375
IFB Ser. 2979, Class AS, 23.605s, 2034	42,918	55,997
IFB Ser. 3072, Class SM, 23.128s, 2035	167,488	239,347
IFB Ser. 3072, Class SB, 22.982s, 2035	150,041	213,513
IFB Ser. 3249, Class PS, 21.673s, 2036	118,354	162,982
IFB Ser. 3998, Class KS, IO, 6.518s, 2027	1,932,597	311,027
IFB Ser. 4048, Class GS, IO, 6.468s, 2040	1,806,636	341,111
IFB Ser. 3860, Class SP, IO, 6.418s, 2040	3,269,582	495,571
IFB Ser. 4032, Class SA, IO, 6.318s, 2042	3,333,730	565,695
IFB Ser. 3708, Class SA, IO, 6.268s, 2040	3,702,779	638,359
IFB Ser. 4125, Class SH, IO, 5.968s, 2042	2,047,514	353,872
IFB Ser. 4112, Class SC, IO, 5.968s, 2042	8,091,094	1,496,861
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	2,320,873	450,296
IFB Ser. 4240, Class SA, IO, 5.818s, 2043	3,401,633	735,195
IFB Ser. 311, Class S1, IO, 5.768s, 2043	6,332,587	1,393,150
IFB Ser. 308, Class S1, IO, 5.768s, 2043	2,740,598	625,103
Ser. 3632, Class CI, IO, 5s, 2038	492,699	40,997
Ser. 3626, Class DI, IO, 5s, 2037	179,556	4,810
Ser. 4122, Class TI, IO, 4 1/2s, 2042	3,255,778	588,319
Ser. 4000, Class PI, IO, 4 1/2s, 2042	1,825,220	315,946
Ser. 4019, Class GI, IO, 4 1/2s, 2041	7,528,316	1,188,721
Ser. 3747, Class HI, IO, 4 1/2s, 2037	419,723	44,928
Ser. 304, Class C53, IO, 4s, 2032	2,043,811	311,681
Ser. 4105, Class HI, IO, 3 1/2s, 2041	2,100,313	335,126
Ser. 304, IO, 3 1/2s, 2027	4,277,273	525,121
Ser. 304, Class C37, IO, 3 1/2s, 2027	3,163,994	394,930
Ser. 4165, Class TI, IO, 3s, 2042	8,782,875	1,242,777
Ser. 4183, Class MI, IO, 3s, 2042	3,675,532	499,505
Ser. 4210, Class PI, IO, 3s, 2041	2,604,399	288,926
Ser. T-57, Class 1AX, IO, 0.004s, 2043	2,505,924	29,083
FRB Ser. 3326, Class WF, zero %, 2035	2,176	1,959

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	215,341	422,661
IFB Ser. 07-53, Class SP, 23.544s, 2037	147,600	214,251
IFB Ser. 08-24, Class SP, 22.628s, 2038	147,028	220,538
IFB Ser. 05-75, Class GS, 19.713s, 2035	140,779	191,511
IFB Ser. 05-83, Class QP, 16.929s, 2034	190,310	248,960
IFB Ser. 10-99, Class NS, IO, 6.421s, 2039	2,393,235	313,227
IFB Ser. 404, Class S13, IO, 6.221s, 2040	2,834,111	494,062
IFB Ser. 10-35, Class SG, IO, 6.221s, 2040	2,230,341	410,628
IFB Ser. 12-132, Class SB, IO, 6.021s, 2042	6,570,049	1,013,430
IFB Ser. 13-19, Class DS, IO, 6.021s, 2041	4,569,179	886,349
IFB Ser. 13-41, Class SP, IO, 6.021s, 2040	1,780,950	316,119
IFB Ser. 13-18, Class SB, IO, 5.971s, 2041	2,076,292	376,224

Master Intermediate Income Trust 25

MORTGAGE-BACKED SECURITIES (48.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 12-105, Class S, IO, 5.871s, 2042	$1,553,344	$291,737
IFB Ser. 13-101, Class CS, IO, 5.708s, 2043	2,237,000	506,569
IFB Ser. 10-46, Class WS, IO, 5.571s, 2040	2,131,642	269,290
Ser. 374, Class 6, IO, 5 1/2s, 2036	392,925	61,049
Ser. 12-132, Class PI, IO, 5s, 2042	4,133,194	731,079
Ser. 398, Class C5, IO, 5s, 2039	247,164	32,329
Ser. 10-13, Class EI, IO, 5s, 2038	130,871	4,864
Ser. 378, Class 19, IO, 5s, 2035	1,024,096	167,698
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	9,143,022	1,548,371
Ser. 409, Class 81, IO, 4 1/2s, 2040	4,478,246	865,710
Ser. 409, Class 82, IO, 4 1/2s, 2040	4,639,020	873,776
Ser. 366, Class 22, IO, 4 1/2s, 2035	465,974	37,739
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,950,591	248,076
Ser. 13-44, Class PI, IO, 4s, 2043	2,858,243	468,037
Ser. 13-60, Class IP, IO, 4s, 2042	2,063,285	377,550
Ser. 12-96, Class PI, IO, 4s, 2041	2,240,048	357,691
Ser. 406, Class 2, IO, 4s, 2041	2,039,001	379,662
Ser. 406, Class 1, IO, 4s, 2041	1,397,261	269,252
Ser. 409, Class C16, IO, 4s, 2040	2,973,553	545,914
Ser. 12-145, Class TI, IO, 3s, 2042	4,326,367	483,688
Ser. 13-35, Class IP, IO, 3s, 2042	3,581,441	435,509
Ser. 13-53, Class JI, IO, 3s, 2041	2,840,130	410,044
Ser. 13-23, Class PI, IO, 3s, 2041	3,471,795	388,459
Ser. 03-W10, Class 1, IO, 1.156s, 2043	518,001	17,037
Ser. 99-51, Class N, PO, zero %, 2029	22,192	21,232

Government National Mortgage Association
IFB Ser. 10-151, Class SL, IO, 6.52s, 2039	1,715,420	302,600
IFB Ser. 10-163, Class SI, IO, 6.447s, 2037	3,240,387	514,415
IFB Ser. 10-35, Class CS, IO, 6.29s, 2040	4,138,867	796,740
IFB Ser. 11-56, Class MI, IO, 6.27s, 2041	2,573,759	578,838
IFB Ser. 10-67, Class SE, IO, 6.27s, 2040	1,210,308	227,380
IFB Ser. 13-91, Class SP, IO, 6.12s, 2042	3,770,427	730,520
IFB Ser. 12-149, Class LS, IO, 6.07s, 2042	4,220,692	704,645
IFB Ser. 10-26, Class QS, IO, 6.07s, 2040	2,024,612	384,676
IFB Ser. 13-87, Class SA, IO, 6.02s, 2043	3,028,874	487,737
IFB Ser. 10-120, Class SB, IO, 6.02s, 2035	471,417	45,388
IFB Ser. 13-99, Class SL, IO, 5.97s, 2043	3,392,617	628,957
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	2,134,626	378,725
IFB Ser. 13-129, Class SN, IO, 5.968s, 2043	2,094,000	337,532
IFB Ser. 12-77, Class MS, IO, 5.92s, 2042	1,871,708	436,520
IFB Ser. 13-99, Class AS, IO, 5.87s, 2043	1,622,428	375,316
IFB Ser. 10-158, Class SA, IO, 5.87s, 2040	1,190,403	213,261
IFB Ser. 10-151, Class SA, IO, 5.87s, 2040	1,182,295	211,950
IFB Ser. 11-128, Class TS, IO, 5.868s, 2041	1,587,576	337,995
IFB Ser. 10-89, Class SD, IO, 5 3/4s, 2040	1,652,350	282,968

26 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-70, Class SM, IO, 5.708s, 2041	$2,415,000	$596,964
IFB Ser. 11-70, Class SH, IO, 5.708s, 2041	2,481,000	613,402
IFB Ser. 10-43, Class KS, IO, 5.57s, 2040	2,622,973	408,135
IFB Ser. 10-31, Class SA, IO, 5.57s, 2040	4,059,926	664,813
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	2,243,792	363,764
IFB Ser. 10-115, Class BS, IO, 5.22s, 2040	3,654,683	560,848
Ser. 13-22, Class IE, IO, 5s, 2043	3,280,224	663,345
Ser. 13-22, Class OI, IO, 5s, 2043	3,031,164	618,463
Ser. 13-3, Class IT, IO, 5s, 2043	2,709,198	552,771
Ser. 13-6, Class IC, IO, 5s, 2043	2,473,076	497,731
Ser. 12-146, Class IO, IO, 5s, 2042	2,460,888	491,292
Ser. 13-6, Class CI, IO, 5s, 2042	1,809,512	365,811
Ser. 13-130, Class IB, IO, 5s, 2040	2,465,000	332,566
Ser. 13-16, Class IB, IO, 5s, 2040	3,903,347	418,271
Ser. 11-41, Class BI, IO, 5s, 2040	2,231,526	259,752
Ser. 10-35, Class UI, IO, 5s, 2040	1,413,751	287,987
Ser. 10-20, Class UI, IO, 5s, 2040	2,601,816	580,530
Ser. 10-9, Class UI, IO, 5s, 2040	14,848,749	3,173,313
Ser. 09-121, Class UI, IO, 5s, 2039	5,590,058	1,229,030
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	4,936,906	1,005,880
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,710,321	348,906
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	1,254,531	160,981
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	341,755	63,498
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	11,405,738	2,348,342
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	8,745,449	1,902,135
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	1,188,153	207,749
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	3,973,233	645,253
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	1,668,262	185,594
Ser. 13-149, Class IL, IO, 4s, 2043 ##	1,721,000	308,973
Ser. 13-149, Class LS, IO, 4s, 2043 ##	1,864,000	344,258
Ser. 12-56, Class IB, IO, 4s, 2042	1,898,935	392,883
Ser. 12-47, Class CI, IO, 4s, 2042	4,722,618	951,425
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	8,548,242	1,446,192
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	2,865,661	444,177
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	3,653,102	600,168
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	5,259,895	843,740
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	7,525,174	1,108,082
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	3,874,401	638,036
Ser. 11-70, PO, zero %, 2041	4,179,139	3,173,680
Ser. 06-36, Class OD, PO, zero %, 2036	5,846	5,370

Structured Agency Credit Risk Debt Notes FRB Ser. 13-DN1,
Class M2, 7.329s, 2023	250,000	262,031

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.995s, 2045	3,393,407	593,846

		67,919,735

Master Intermediate Income Trust	27

MORTGAGE-BACKED SECURITIES (48.5%)* cont.		Principal amount	Value

Commercial mortgage-backed securities (15.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 05-5,
Class D, 5.403s, 2045		$600,000	$568,260

Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036		323,861	164,601
Ser. 07-5, Class XW, IO, 0.367s, 2051		95,653,091	959,114

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050		422,000	407,868
FRB Ser. 06-PW12, Class AJ, 5.895s, 2038		718,000	746,757
Ser. 05-PWR7, Class D, 5.304s, 2041		441,000	401,751
Ser. 05-PWR7, Class B, 5.214s, 2041		697,000	710,496
Ser. 05-PWR9, Class C, 5.055s, 2042		401,000	372,288

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.834s, 2038		18,330,833	370,283

Citigroup Commercial Mortgage Trust
Ser. 06-C5, Class AJ, 5.482s, 2049		610,000	585,938
FRB Ser. 05-C3, Class B, 5.029s, 2043		1,720,000	1,563,996

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.605s, 2040		3,000,000	2,945,400
FRB Ser. 12-GC8, Class D, 5.041s, 2045		401,000	350,153

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.323s, 2044		507,000	484,819
Ser. 07-CD5, Class XS, IO, 0.064s, 2044		29,587,885	128,090

Comm Mortgage Trust 144A FRB Ser. 12-LC4, Class D,
5.824s, 2044		1,035,000	984,596

Commercial Mortgage Trust FRB Ser. 07-C9, Class F,
5.993s, 2049		962,000	918,710

Commercial Mortgage Trust 144A
FRB Ser. 13-LC6, Class D, 4.434s, 2046		1,314,000	1,075,998
FRB Ser. 13-CR6, Class D, 4.316s, 2046		1,034,000	833,423
FRB Ser. 13-CR8, Class D, 4.104s, 2046		769,000	603,609
FRB Ser. 07-C9, Class AJFL, 0.872s, 2049		1,241,000	1,104,118

Cornerstone Titan PLC 144A
FRB Ser. 05-CT2A, Class E, 1.567s, 2014 (Ireland)	GBP	135,824	195,698
FRB Ser. 05-CT1A, Class D, 1.559s, 2014 (Ireland)	GBP	444,023	603,817

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038		$416,000	425,841

Credit Suisse Mortgage Capital Certificates Ser. 06-C5, Class AX,
IO, 0.271s, 2039		23,973,248	429,121

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		546,612	22,411

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		168,185	10,056

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.577s, 2044		1,626,000	1,569,908

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.626s, 2044		881,000	855,179

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		16,573	16,575

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020		2,334,202	43,533

28 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.489s, 2045	$305,000	$286,700
FRB Ser. 05-C1, Class D, 4.949s, 2048	2,243,000	2,152,607

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class B,
4.965s, 2041	452,000	392,811

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	803,000	799,016

GS Mortgage Securities Trust Ser. 05-GG4, Class AJ,
4.782s, 2039	846,000	847,214

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.826s, 2045	1,213,000	1,136,460
FRB Ser. 11-GC3, Class D, 5.728s, 2044	352,000	346,082
FRB Ser. GC10, Class D, 4.562s, 2046 F	398,000	327,788
Ser. 05-GG4, Class XC, IO, 0.922s, 2039	55,271,136	525,076

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.179s, 2030 (Cayman Islands)	389,781	252,383

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	1,352,500	1,373,599
FRB Ser. 06-LDP7, Class AJ, 6.056s, 2045	377,000	376,620
Ser. 06-LDP6, Class AJ, 5.565s, 2043	1,068,000	1,081,564
FRB Ser. 04-CBX, Class E, 5.126s, 2037	1,790,000	1,534,388
FRB Ser. 04-CBX, Class B, 5.021s, 2037	247,000	244,965
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	847,000	770,127
FRB Ser. 13-C10, Class D, 4.3s, 2047	512,000	421,205

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class B, 6 3/8s, 2051	568,000	554,869
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	410,000	381,152
Ser. 07-CB20, Class X1, IO, 0.191s, 2051	58,183,072	521,553

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	857,101	893,499

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.9s, 2039	1,250,000	1,082,813
Ser. 06-C3, Class AJ, 5.72s, 2039	517,000	511,365
Ser. 06-C6, Class E, 5.541s, 2039	750,000	681,525

LB-UBS Commercial Mortgage Trust 144A Ser. 06-C6,
Class XCL, IO, 0.279s, 2039	18,317,444	342,500

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	88,941	9

Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.452s, 2051	395,000	403,532

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	719,000	683,050

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	388,000	372,364

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.847s, 2037	219,711	10,173
Ser. 07-C5, Class X, IO, 5.897s, 2049	1,552,161	126,501

Master Intermediate Income Trust 29

MORTGAGE-BACKED SECURITIES (48.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	$1,100,000	$1,119,004
FRB Ser. 07-T27, Class AJ, 5.815s, 2042	392,000	424,262
FRB Ser. 06-HQ8, Class B, 5.677s, 2044	1,800,000	1,722,600
FRB Ser. 06-HQ8, Class D, 5.677s, 2044	427,000	393,481
Ser. 07-HQ11, Class C, 5.558s, 2044	482,000	412,447
Ser. 04-IQ8, Class C, 5.3s, 2040	1,400,000	1,434,720

Morgan Stanley Capital I Trust 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	1,293,413	1,215,808

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.249s, 2043	1,198,413	1,221,938

Morgan Stanley/Bank of America/Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.219s, 2046	439,000	350,282

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	193,000	144,750

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	530,803	132,701

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049	699,000	630,668
Ser. 13-C6, Class D, 4 1/2s, 2046 F	934,000	745,034

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.2s, 2045	2,181,000	2,134,327
FRB Ser. 06-C25, Class AJ, 5.915s, 2043	528,000	545,477
FRB Ser. 05-C20, Class B, 5.413s, 2042	1,423,000	1,467,041
Ser. 07-C34, IO, 0.498s, 2046	15,678,293	189,707

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 12-C6,
Class D, 5.748s, 2045	405,000	382,725

WFRBS Commercial Mortgage Trust 144A FRB Ser. 13-C15,
Class D, 4.636s, 2046	557,000	465,878

		55,018,767
Residential mortgage-backed securities (non-agency) (12.9%)
Banc of America Funding Corp.
Ser. 06-2, Class 2A2, 6 1/4s, 2036	430,000	426,775
Ser. 06-2, Class 2A13, 6s, 2036	878,732	871,087
FRB Ser. 07-C, Class 07-C, 2.752s, 2036	1,825,948	1,661,613
FRB Ser. 06-G, Class 2A5, 0.46s, 2036	456,310	395,849

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	185,726	97,159
Ser. 13-RR1, Class 3A3, 13.676s, 2037	354,770	291,444
Ser. 13-RR1, Class 9A4, 10.266s, 2036	250,000	250,625
Ser. 13-RR1, Class 2A4, 10.11s, 2036	670,000	656,768
Ser. 13-RR1, Class 3A2, 4s, 2037	335,040	331,689
Ser. 13-RR1, Class 4A2, 4s, 2037	371,271	365,794
Ser. 12-RR10, Class 8A2, 4s, 2036	375,497	369,958
Ser. 13-RR1, Class 1A2, 2.819s, 2035 F	660,000	518,100
FRB Ser. 12-RR10, Class 9A2, 2.674s, 2035	980,000	805,070

Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 3A3, 14.331s, 2036	504,929	343,352
FRB Ser. 12-RR12, Class 2A3, 13.426s, 2035	388,073	353,340
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037	190,239	109,983
FRB Ser. 13-RR2, Class 3A2, 8.325s, 2036	350,000	320,425

30 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.5%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust 144A
FRB Ser. 10-RR12, Class 6A1, 5.992s, 2037		$884,578	$902,269
Ser. 12-RR12, Class 2A2, 4s, 2035		312,485	307,876
FRB Ser. 09-RR11, Class 2A2, 2.673s, 2035		850,000	667,250
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		26,076,425	871,930
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		29,658,578	928,314
FRB Ser. 12-RR1, Class 6A5, 0.378s, 2046		500,000	437,500

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.054s, 2034		44,609	3,124

Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2, Class AF4,
4.964s, 2035		653,521	651,887

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-2, Class 3A2, 8.814s, 2037		400,000	385,228
FRB Ser. 11-12, Class 2A2, 0.549s, 2035		900,000	720,216

Countrywide Alternative Loan Trust
Ser. 07-9T1, Class 2A2, 6s, 2037		501,661	383,896
FRB Ser. 06-OA16, Class A1C, 0.369s, 2046		370,653	337,294
FRB Ser. 06-HY11, Class A1, 0.299s, 2036		508,628	366,212

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-4R, Class 3A4, 2.709s, 2038		650,000	520,000
FRB Ser. 08-4R, Class 1A4, 0.58s, 2037		500,000	365,750

DSLA Mortgage Loan Trust Ser. 04-AR2, Class X2, IO,
zero %, 2044		5,088,066	254,403

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.06s, 2043 (United Kingdom)	GBP	384,009	612,037
FRB Ser. 03-2, Class 2C1, 2.77s, 2043 (United Kingdom)	EUR	1,028,000	1,369,174

GSC Capital Corp. Mortgage Trust Ser. 05-11, Class AF3,
4.778s, 2036		$400,630	370,583

GSR Mortgage Loan Trust FRB Ser. 05-AR4, Class 3A5,
3.372s, 2035		725,000	658,452

JPMorgan Mortgage Trust FRB Ser. 07-A1, Class 3A4,
2.812s, 2035		457,976	389,280

Lavender Trust 144A Ser. 10-RR2A, Class A3, 6 1/4s, 2036		350,000	352,625

MLCC Mortgage Investors, Inc. Ser. 04-A, Class XA2, IO,
1.169s, 2029		6,688,749	284,272

Mortgage IT Trust FRB Ser. 05-3, Class A2, 0.529s, 2035		488,650	405,580

Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2,
0.569s, 2035		423,353	365,692

Residential Accredit Loans, Inc. Ser. 05-QR1, Class A, 6s, 2034		2,363,172	2,398,620

Residential Asset Mortgage Products FRB Ser. 06-RZ1,
Class M2, 0.599s, 2036 F		630,000	472,500

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR17, Class X, IO, 1.621s, 2045		7,130,656	369,903
Ser. 04-AR10, Class X, IO, 1.608s, 2044		2,198,655	98,939
Ser. 05-AR11, Class X, IO, 1.505s, 2045		7,457,096	336,315
Ser. 05-AR19, Class X, IO, 1.471s, 2045		12,620,132	591,884
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		2,286,863	1,895,855
FRB Ser. 06-AR1, Class 2A1C, 1.223s, 2046		1,751,492	980,836
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		1,031,955	785,834

Master Intermediate Income Trust	31

MORTGAGE-BACKED SECURITIES (48.5%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-OA4, Class A1A, 0.923s, 2047	$620,277	$413,260
Ser. 06-AR11, Class 2XPP, IO, 0.889s, 2046	4,704,427	102,909
FRB Ser. 05-AR11, Class A1C3, 0.689s, 2045 F	1,808,792	1,392,770
FRB Ser. 05-AR19, Class A1C3, 0.679s, 2045	2,003,259	1,582,575
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045	4,185,799	3,313,060
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F	1,478,011	790,736
FRB Ser. 05-AR8, Class 2AC2, 0.639s, 2045	1,192,026	991,169
FRB Ser. 05-AR11, Class A1C4, 0.619s, 2045 F	920,440	708,739
FRB Ser. 05-AR13, Class A1B2, 0.609s, 2045	862,529	746,088
FRB Ser. 05-AR17, Class A1B2, 0.589s, 2045	812,762	674,592
FRB Ser. 05-AR15, Class A1B2, 0.589s, 2045	1,309,668	1,060,831
FRB Ser. 05-AR19, Class A1C4, 0.579s, 2045	679,921	515,679
FRB Ser. 05-AR11, Class A1B3, 0.579s, 2045	1,384,120	1,169,581
FRB Ser. 05-AR8, Class 2AC3, 0.569s, 2045	420,042	349,265
FRB Ser. 05-AR19, Class A1B3, 0.529s, 2045	398,574	344,767
FRB Ser. 05-AR6, Class 2AB3, 0.449s, 2045	403,008	346,587
FRB Ser. 12-RR2, Class 1A2, 0.352s, 2047	600,000	350,628

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-12, Class A7, 5 1/2s, 2037	295,701	298,658
Ser. 05-11, Class 1A1, 5 1/2s, 2035	332,851	329,938

		44,492,393

Total mortgage-backed securities (cost $160,724,455)		$167,430,895

CORPORATE BONDS AND NOTES (30.7%)*	Principal amount	Value

Basic materials (2.2%)
ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	$281,000	$346,929

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	290,000	272,238

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	252,000	272,160

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	130,000	134,550

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	37,000	38,203

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	110,000	105,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	185,000	193,325

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	200,000	197,000

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	30,000	30,600

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	283,000	297,150

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	105,000	113,138

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)	86,000	88,795

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	145,000	152,250

32 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		$70,000	$70,263

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021		175,000	169,750

Grohe Holding GmbH 144A company company guaranty sr.
FRN notes 4.224s, 2017 (Germany)	EUR	213,000	288,154

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		$328,000	391,140

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		155,000	160,619

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		215,000	215,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		216,000	223,560

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		287,000	318,570

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		180,000	170,550

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		64,000	55,840

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		70,000	75,250

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)		200,000	196,500

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	119,911	163,875

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$265,000	302,100

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		229,000	248,179

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		35,000	36,531

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		80,000	83,800

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		87,000	84,451

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		60,000	60,729

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		155,000	170,113

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		58,000	58,580

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		17,000	18,785

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		200,000	207,500

Pinnacle Operating Corp. 144A company guaranty sr.
notes 9s, 2020		30,000	30,713

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		27,000	25,515

PQ Corp. 144A sr. notes 8 3/4s, 2018		135,000	144,113

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		130,000	144,950

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		137,000	141,795

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		110,000	103,950

Master Intermediate Income Trust	33

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		$30,000	$31,050

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		40,000	41,700

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		20,000	18,900

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		235,000	265,550

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		145,000	148,263

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020		227,000	224,730

USG Corp. sr. unsec. notes 9 3/4s, 2018		179,000	207,193

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		55,000	52,800

			7,592,999
Capital goods (1.9%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		360,000	379,800

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		419,000	464,043

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	117,631	169,082

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$225,000	217,125

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		188,000	204,920

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		140,000	138,600

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		86,000	93,095

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		24,000	27,720

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		105,000	109,200

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		106,000	106,000

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		119,000	123,760

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		310,000	335,575

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		26,000	27,820

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		157,000	143,263

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	71,999

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$150,000	155,438

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		58,000	42,050

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		30,000	29,625

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		193,000	194,930

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	100,000	145,916

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		$202,000	219,675

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		198,000	192,555

34 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Capital goods cont.
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		$135,000	$126,900

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		20,000	22,000

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		319,000	327,773

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		115,000	121,900

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	203,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		200,000	219,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		105,000	105,394

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		100,000	108,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		100,000	105,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		295,000	297,213

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands) ‡‡	EUR	100,000	142,049

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		$150,000	161,250

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		140,000	151,900

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		45,000	47,250

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		282,000	285,173

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		236,000	254,290

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		226,000	240,690

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021		45,000	48,375

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021		150,000	144,375

			6,704,223
Communication services (4.0%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		265,000	304,088

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	167,250

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		131,000	133,620

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		573,000	528,593

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		354,000	326,565

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		53,000	55,915

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		40,000	39,050

Master Intermediate Income Trust	35

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Communication services cont.
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020		$56,000	$59,220

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017		78,000	81,276

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		177,000	185,186

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		70,000	75,075

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		125,000	115,000

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		165,000	176,550

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022		45,000	44,663

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		346,000	358,543

DISH DBS Corp. company guaranty notes 7 1/8s, 2016		88,000	96,690

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		109,000	114,586

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		275,000	275,344

Equinix, Inc. sr. unsec. notes 7s, 2021		130,000	138,775

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		65,000	74,425

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		156,000	172,380

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		50,000	50,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		214,000	226,305

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		260,000	280,150

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		365,000	382,338

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		140,000	151,200

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)		80,000	79,400

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		352,000	371,360

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		418,000	432,630

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		260,000	269,750

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	105,000	151,457

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		$124,000	136,710

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		143,000	156,228

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		40,000	42,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		17,000	17,170

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		59,000	64,458

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		239,000	239,598

36 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Communication services cont.
MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		$206,000	$207,030

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)		46,000	32,660

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		55,000	56,925

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		105,000	95,288

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		156,000	173,550

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	180,000	311,072

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$180,000	169,650

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	79,468

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		68,000	73,440

SBA Telecommunications, Inc. notes 5 3/4s, 2020		55,000	54,588

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		225,000	229,500

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		160,000	161,600

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		585,000	661,050

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		105,000	106,575

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		418,000	490,105

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		75,000	76,313

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s,
2024 (Luxembourg)	EUR	295,000	408,442

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s,
2022 (Luxembourg)	EUR	100,000	138,589

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	293,000	439,044

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr.
notes 7 1/2s, 2019 (Germany)	EUR	130,000	190,055

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	84,174	119,526

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	235,000	304,736

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	361,000	531,664

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$349,000	331,550

Virgin Media Secured Finance PLC company guaranty sr.
unsec. bonds 8 7/8s, 2019 (United Kingdom)	GBP	50,000	87,762

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	235,000	383,295

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		$6,000	6,525

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		445,000	482,825

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	325,000	458,789

Master Intermediate Income Trust	37

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Communication services cont.
Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	$90,000	$82,350

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	247,000	275,405

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	109,000	112,543

		13,906,262
Consumer cyclicals (4.5%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	25,000	27,938

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	150,000	171,000

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	255,000	288,469

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	55,000	57,269

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	60,000	65,700

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	229,000	219,840

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	105,000	105,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	77,000	71,995

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	210,000	211,050

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	95,000	93,185

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	100,000	108,000

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	180,000	193,500

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	140,000	155,750

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	60,000	61,650

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	535,000	503,569

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	30,000	32,888

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	100,000	95,500

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	105,000	117,600

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	25,000	23,000

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	40,000	43,200

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	319,905	343,098

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	135,000	130,613

38 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Clear Channel Communications, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2019		$262,000	$256,760

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		211,000	217,330

Clear Channel Worldwide Holdings, Inc. sr. unsec. notes
6 1/2s, 2022		260,000	265,850

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023		213,000	200,753

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		176,000	182,600

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023		40,000	40,400

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		200,000	208,000

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		179,000	188,845

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		50,000	46,688

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		105,000	102,900

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		70,000	63,963

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		145,000	147,175

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		125,000	130,000

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	260,000	256,915

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		$168,000	126,000

Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		122,000	137,723

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		75,000	77,063

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		178,000	197,135

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		105,000	98,438

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		130,000	135,200

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		356,000	373,800

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	176,724	244,126

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		$75,000	77,063

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		115,000	121,038

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		300,000	324,750

L Brands, Inc. sr. notes 5 5/8s, 2022		85,000	87,125

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		55,000	55,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		215,000	221,181

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		70,000	64,400

Master Intermediate Income Trust 39

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	$110,000	$118,250

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	83,000	93,891

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	123,000	134,993

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	145,000	142,463

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	335,000	374,363

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	65,000	70,688

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	120,000	126,000

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	110,000	119,625

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	40,000	41,300

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	155,000	156,550

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	525,213	576,421

Navistar International Corp. sr. notes 8 1/4s, 2021	240,000	243,600

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	290,000	295,800

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	32,000	32,720

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	85,000	86,488

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	54,000	54,135

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	76,000	73,150

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	290,000	318,275

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	113,000	122,888

Owens Corning company guaranty sr. unsec. notes 9s, 2019	92,000	111,090

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	160,000	156,800

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	100,000	107,250

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	70,000	70,875

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty sr.
unsec. notes 7 7/8s, 2018	20,000	21,000

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	20,000	21,050

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	75,000	70,500

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	75,000	69,375

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	51,000	55,590

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	240,000	265,800

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	88,000	90,860

40 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		$152,000	$165,680

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		477,000	513,968

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Netherlands)	EUR	310,000	473,065

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		$70,000	66,500

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		70,000	69,475

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		20,000	19,300

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		200,000	190,500

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022		10,000	10,375

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020		10,000	10,450

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		110,000	116,875

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		75,000	75,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		35,000	33,425

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		220,000	206,800

Thomas Cook Group PLC sr. unsec. notes ser. EMTN, 7 3/4s,
2017 (United Kingdom)	GBP	217,000	365,354

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$247,000	243,295

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		152,425	158,522

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		350,000	400,750

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		50,000	50,250

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		99,000	108,405

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		200,000	214,000

			15,481,814
Consumer staples (1.7%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		302,000	239,335

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		91,000	79,170

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		135,000	143,438

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		50,000	54,250

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		75,000	69,375

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		100,000	95,000

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		184,000	206,540

Master Intermediate Income Trust	41

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer staples cont.
Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		$199,000	$212,930

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		50,000	49,500

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		230,000	254,725

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		50,000	45,750

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		255,000	235,556

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		111,000	126,263

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		90,000	95,850

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		123,000	116,543

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		50,000	46,563

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		118,000	130,095

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		115,000	127,938

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		165,000	176,550

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	152,000	251,676

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$200,000	176,076

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		275,000	262,281

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		65,000	70,038

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		30,000	30,975

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		75,000	77,250

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	156,000	221,154

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		$67,000	70,518

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		350,000	348,250

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		105,000	109,988

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		50,000	52,875

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		179,000	190,635

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		90,000	94,613

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		20,000	21,025

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		215,000	228,438

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		235,000	226,188

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		235,000	266,725

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		55,000	61,463

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		145,000	150,075

42 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer staples cont.
Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		$40,000	$40,500

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		137,000	140,083

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		144,000	156,600

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		61,000	62,220

			5,815,017
Energy (7.0%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		135,000	138,713

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		145,000	148,988

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		277,000	260,380

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		155,000	128,263

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		207,000	211,140

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		50,000	52,375

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		155,000	164,688

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		296,000	322,640

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		140,000	157,500

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	72,378

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$440,000	484,550

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		50,000	50,125

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		225,000	239,625

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		110,000	108,350

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		88,000	87,780

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	225,000	155,090

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$90,000	64,350

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		125,000	134,063

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		483,000	513,188

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		345,000	347,156

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023		75,000	73,500

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 7 1/8s, 2021		81,000	90,518

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		295,000	313,438

Master Intermediate Income Trust 43

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Energy cont.
Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022	$65,000	$66,788

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	100,000	98,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	73,000	79,935

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	31,000	32,783

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	378,000	360,045

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	150,000	150,750

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	116,000	125,860

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	2,055,000	2,533,486

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	176,000	205,644

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	230,000	239,764

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	195,000	202,800

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	310,000	323,950

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	170,000	179,775

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	433,000	443,825

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	15,000	15,956

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	75,000	80,438

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	105,000	109,463

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	121,000	119,790

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	55,000	60,088

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	212,000	206,700

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	188,000	208,680

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	265,000	249,763

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	80,000	46,400

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	242,000	243,815

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	108,000	105,300

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	225,000	169,875

44 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Energy cont.
National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	$275,000	$256,553

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	210,000	210,525

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	110,000	116,875

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	115,000	121,325

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	200,000	210,210

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	150,000	146,250

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	234,000	261,495

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	925,000	837,125

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	317,000	307,490

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	390,000	449,288

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	625,000	627,866

Petroleos de Venezuela SA company guaranty sr. unsec. notes
8s, 2013 (Venezuela)	500,000	500,000

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	1,300,000	1,044,953

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	870,000	825,047

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	1,120,000	993,552

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	1,380,000	1,250,280

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)	190,000	185,725

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	225,000	225,000

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)	1,535,000	1,853,513

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 5/8s, 2021	140,000	150,182

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	150,000	161,625

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	75,000	72,563

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	124,000	133,610

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	60,000	57,000

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	75,000	76,125

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	415,000	439,900

Master Intermediate Income Trust 45

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Energy cont.
SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021		$124,000	$125,240

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		65,000	67,444

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018		165,000	175,313

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		85,000	88,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		105,000	106,838

Tervita Corp. 144A company guaranty sr. notes 8s,
2018 (Canada)		55,000	55,206

Tervita Corp. 144A company guaranty sr. unsec. unsub. notes
9s, 2018 (Canada)	CAD	55,000	53,951

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		$170,000	174,250

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		157,000	159,355

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021		158,000	161,555

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		480,000	506,400

			24,166,500
Financials (3.7%)
Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020		85,000	83,725

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017		160,000	170,400

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		140,000	149,709

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		565,000	634,919

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		150,000	141,000

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		790,000	759,964

Boparan Holdings, Ltd. 144A company guaranty sr. unsec.
unsub. notes 9 7/8s, 2018 (United Kingdom)	GBP	150,000	267,119

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		$56,000	59,780

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		82,000	76,875

CIT Group, Inc. company guaranty sr. notes 5s, 2023		110,000	106,700

CIT Group, Inc. sr. unsec. notes 5s, 2022		130,000	127,075

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		135,000	139,725

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	225,500

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		165,000	173,250

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		170,000	149,600

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		304,000	323,760

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021 ##		205,000	205,256

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		240,000	251,400

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020		168,000	168,000

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		36,000	37,800

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		150,000	147,375

46 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	$76,000	$78,470

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	50,000	46,250

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018	180,000	174,600

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	115,000	124,056

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	75,000	78,938

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	215,000	217,688

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	205,000	214,738

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	90,000	100,125

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	80,000	83,400

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	213,000	203,948

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	115,000	115,863

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	330,000	322,575

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	190,000	186,675

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021	264,000	264,660

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	230,000	240,925

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	48,500

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	201,000	201,503

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. notes 5.298s, 2017 (Russia)	2,750,000	2,826,697

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	325,000	341,565

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	500,000	526,250

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	229,000	258,198

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	85,000	81,600

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)	155,000	159,639

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)	200,000	184,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	979,000	1,052,425

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)	113,000	119,215

		12,651,435
Health care (2.3%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	195,000	196,950

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	134,000	134,000

Master Intermediate Income Trust 47

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Health care cont.
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		$139,000	$149,078

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		220,000	227,150

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		195,000	208,650

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	220,000	331,408

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		$302,000	307,285

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		80,000	83,900

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		325,000	325,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	100,000	143,686

Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	341,000	567,210

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		$120,000	129,600

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		165,000	172,013

HCA, Inc. sr. notes 6 1/2s, 2020		825,000	893,063

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		55,000	60,225

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		325,000	345,313

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		85,000	86,913

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		166,000	172,225

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		88,000	89,870

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		180,000	190,350

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		145,000	162,944

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		393,000	433,283

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		128,000	133,760

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		105,000	107,625

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		116,000	128,180

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		85,000	91,375

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		254,000	262,573

Service Corp. International/US sr. notes 7s, 2019		80,000	85,200

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		75,000	71,531

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		125,000	132,500

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		310,000	320,850

48 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Health care cont.
Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	$160,000	$168,800

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	50,000	46,875

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	200,000	213,500

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	155,000	142,988

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	95,000	97,138

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	30,000	31,800

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	75,000	79,313

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	30,000	31,050

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	30,000	32,025

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	220,000	235,400

		7,822,599
Technology (1.3%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	80,000	81,400

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	107,000	86,670

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	381,000	356,235

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	23,000	23,230

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	283,000	285,830

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	39,000	44,558

Ceridian Corp. 144A sr. unsec. notes 11s, 2021	382,000	441,210

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	80,000	85,400

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	412,000	453,200

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	485,000	500,763

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	75,000	82,688

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	105,000	110,513

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	135,000	141,075

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	140,000	135,100

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	201,000	223,613

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	123,000	134,070

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	55,000	61,463

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	185,000	183,613

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	190,917

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	115,000	117,300

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	149,000	159,430

Master Intermediate Income Trust 49

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		$188,000	$202,570

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	200,000	297,265

Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s,
2021 (Germany)	EUR	165,000	229,241

			4,627,354
Transportation (0.4%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	528,000	608,950

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		$178,000	192,240

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018		385,000	427,350

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		145,000	143,550

			1,372,090
Utilities and power (1.7%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		475,000	546,250

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021		135,000	148,500

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023		70,000	65,450

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		509,000	545,903

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019		401,000	501

El Paso Natural Gas Co. debs. 8 5/8s, 2022		247,000	314,472

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		381,000	401,479

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022		95,000	106,875

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020		595,000	624,750

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020		300,000	321,000

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019		75,000	80,063

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022		50,000	54,250

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020		295,000	331,138

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡		109,504	113,884

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		65,000	59,444

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		190,000	209,475

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		45,000	50,625

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		785,000	864,230

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		595,000	636,650

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		120,000	115,200

50 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Utilities and power cont.
Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023		$100,000	$90,500

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		90,000	62,213

			5,742,852

Total corporate bonds and notes (cost $103,525,877)			$105,883,145

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.7%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038		$498,372	$561,388

			561,388
U.S. Government Agency Mortgage Obligations (14.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043		2,033,650	2,112,296

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, November 1, 2043		3,000,000	3,268,125
5 1/2s, TBA, October 1, 2043		3,000,000	3,271,406
4s, TBA, October 1, 2043		34,000,000	35,662,811
3s, TBA, November 1, 2043		6,000,000	5,846,953

			50,161,591
Total U.S. government and agency mortgage obligations (cost $49,885,055)			$50,722,979

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.6%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$1,520,000	$1,293,520

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		5,149,000	4,729,357

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		770,000	824,847

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	BRL	1,500	669,129

Brazil (Federal Republic of) unsub. notes 10s, 2014 (Brazil)	BRL	990	457,680

Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	170,000,000	350,124

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$225,000	236,813

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		265,000	273,679

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (India)	INR	22,600,000	359,893

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$203,000	221,599

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		729,694	713,422

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	5,000,000	3,931,722

Hungary (Government of) sr. unsec. unsub. notes 4 1/8s,
2018 (Hungary)		$390,000	385,917

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		760,000	645,878

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	9,750,000	298,429

Master Intermediate Income Trust	51

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.6%)* cont.		Principal amount	Value

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	1,523,000	$2,289,156

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$365,000	392,558

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	443,000	565,350

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		$200,000	204,240

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		1,817,800	2,145,004

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		2,600,000	2,695,680

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		100,000	93,445

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		75,010	73,012

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	443,000	661,168

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		$200,000	206,906

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		1,205,000	1,405,536

Financing of Infrastructural Projects State Enterprise 144A
govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	146,125

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		300,000	286,492

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		1,725,000	1,583,043

Ukraine (Government of) 144A sr. unsec. notes 7.8s,
2022 (Ukraine)		250,000	207,500

Venezuela (Republic of) 144A unsec. bonds 13 5/8s,
2018 (Venezuela)		1,285,000	1,396,255

Total foreign government and agency bonds and notes (cost $29,387,404)			$29,743,479

SENIOR LOANS (1.7%)* [c]		Principal amount	Value

ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019		$79,000	$78,901

Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018		205,000	201,925

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018		139,300	139,822

Asurion Corp. bank term loan FRN 11s, 2019		170,000	177,225

Asurion, LLC/CA bank term loan FRN Ser. B1, 4 1/2s, 2019		150,000	148,473

Avaya, Inc. bank term loan FRN Ser. B3, 4.762s, 2017		149,565	134,118

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		24,029	24,059

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018		900,450	813,595

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		219,409	220,643

Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017		230,000	233,881

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.932s, 2019		423,000	390,086

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018		149,078	148,706

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016		194,909	191,010

52 Master Intermediate Income Trust

SENIOR LOANS (1.7%)* [c] cont.		Principal amount	Value

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021		$295,000	$295,123

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019		100,000	89,083

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.19s, 2014 ‡‡		101,314	99,858

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.19s, 2014 ‡‡		57,668	56,839

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020		150,000	150,413

Hilton Worldwide Finance, LLC bank term loan FRN
Ser. B, 4s, 2020		300,000	299,375

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R		105,434	105,500

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018		84,315	81,776

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017		51,606	52,057

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018		152,069	151,657

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		87,975	86,875

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019		130,000	129,350

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017		60,000	60,000

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017		640,516	430,347

Travelport, LLC bank term loan FRN 9 1/2s, 2016		264,360	272,511

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡		50,507	50,970

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020		135,000	135,656

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020		142,222	141,475

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020		133,988	134,783

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018		54,881	54,744

Total senior loans (cost $5,973,607)			$5,780,836

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$47,959,000	$691,089

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	47,959,000	180,805

Total purchased swap options outstanding (cost $829,691)			$871,894

CONVERTIBLE PREFERRED STOCKS (0.2%)*		Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.		8,156	$408,820

United Technologies Corp. $3.75 cv. pfd.		2,100	136,059

Total convertible preferred stocks (cost $487,602)			$544,879

PREFERRED STOCKS (0.1%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		353	$337,292

M/I Homes, Inc. $2.438 pfd.		4,100	103,525

Total preferred stocks (cost $302,913)			$440,817

Master Intermediate Income Trust	53

COMMON STOCKS (0.1%)*			Shares	Value

Tribune Co. †			3,337	$210,531

Tribune Co. Class 1C F			291,353	72,838

Trump Entertainment Resorts, Inc. †			94	188

Total common stocks (cost $162,984)				$283,557

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$100,000	$124,688

Total convertible bonds and notes (cost $108,932)				$124,688

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	20	$1,760

Total warrants (cost $60)				$1,760

SHORT-TERM INVESTMENTS (9.5%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.06% L			8,442,892	$8,442,892

SSgA Prime Money Market Fund 0.02% P			2,320,000	2,320,000

U.S. Treasury Bills with an effective yield of 0.14%,
December 12, 2013 # §			1,211,000	1,210,970

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014 # §			842,000	841,982

U.S. Treasury Bills with effective yields ranging from 0.14%
to 0.15%, February 6, 2014 # Δ §			1,662,000	1,661,912

U.S. Treasury Bills with an effective yield of 0.13%,
March 6, 2014 # §			572,000	571,963

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.11%, April 3, 2014 # Δ §			2,500,000	2,499,585

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.13%, May 29, 2014 # Δ §			9,192,000	9,189,242

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, July 24, 2014 # Δ §			4,362,000	4,359,758

U.S. Treasury Bills with an effective yield of 0.11%,
August 21, 2014 # Δ §		$1,777,000		1,775,801

Total short-term investments (cost $32,865,652)				$32,874,105

TOTAL INVESTMENTS

Total investments (cost $384,254,232)				$394,703,034

Key to holding’s currency abbreviations

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

CLP Chilean Peso

CZK Czech Koruna

EUR Euro

GBP British Pound

INR Indian Rupee

JPY Japanese Yen

KRW South Korean Won

RUB Russian Ruble

ZAR South African Rand

54 Master Intermediate Income Trust

Key to holding’s abbreviations

EMTN Euro Medium Term Notes

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

JSC Joint Stock Company

MTN Medium Term Notes

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

PO Principal Only

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $345,143,575.

† Non-income-producing security.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $234,372,196 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

Master Intermediate Income Trust 55

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	82.1%	Ireland	0.8%

Russia	3.3	Canada	0.8

Venezuela	1.6	Ukraine	0.6

Argentina	1.5	Indonesia	0.6

United Kingdom	1.2	Germany	0.6

Brazil	1.2	Mexico	0.6

Luxembourg	1.1	Other	3.0

Greece	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $137,271,585)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$1,834,391	$1,795,553	$38,838

	Australian Dollar	Sell	10/18/13	1,834,391	1,774,532	(59,859)

	Singapore Dollar	Sell	11/20/13	1,236,547	1,215,360	(21,187)

	Swiss Franc	Sell	12/18/13	916,947	881,728	(35,219)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	9,599	88,701	(79,102)

	Brazilian Real	Sell	10/18/13	920,694	901,369	(19,325)

	British Pound	Buy	12/18/13	915,621	908,638	6,983

	British Pound	Sell	12/18/13	915,621	908,637	(6,984)

	Canadian Dollar	Sell	10/18/13	2,885,359	2,822,598	(62,761)

	Euro	Sell	12/18/13	1,713,729	1,687,178	(26,551)

	Hungarian Forint	Buy	12/18/13	796,977	799,383	(2,406)

	Japanese Yen	Sell	11/20/13	988,161	977,297	(10,864)

	Mexican Peso	Buy	10/18/13	1,428,676	1,437,149	(8,473)

	Mexican Peso	Sell	10/18/13	1,428,676	1,437,179	8,503

	Norwegian Krone	Buy	12/18/13	53,943	45,985	7,958

	Singapore Dollar	Sell	11/20/13	35,872	20,804	(15,068)

	Swiss Franc	Sell	12/18/13	510,866	492,951	(17,915)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	460,275	476,794	(16,519)

	Brazilian Real	Sell	10/18/13	55,422	43,727	(11,695)

	British Pound	Buy	12/18/13	344,470	344,065	405

	British Pound	Sell	12/18/13	344,470	330,996	(13,474)

	Canadian Dollar	Buy	10/18/13	1,840,991	1,826,805	14,186

56 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $137,271,585) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Canadian Dollar	Sell	10/18/13	$1,840,991	$1,832,060	$(8,931)

	Euro	Sell	12/18/13	574,130	554,082	(20,048)

	Japanese Yen	Sell	11/20/13	288,593	260,925	(27,668)

	New Taiwan Dollar	Buy	11/20/13	1,341,490	1,349,388	(7,898)

	Swiss Franc	Sell	12/18/13	955,232	890,357	(64,875)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	2,924,737	2,888,157	36,580

	Australian Dollar	Sell	10/18/13	2,924,737	2,820,850	(103,887)

	British Pound	Sell	12/18/13	1,506,996	1,433,169	(73,827)

	Canadian Dollar	Buy	10/18/13	2,305,824	2,280,653	25,171

	Canadian Dollar	Sell	10/18/13	2,305,824	2,283,279	(22,545)

	Czech Koruna	Buy	12/18/13	552,912	544,947	7,965

	Czech Koruna	Sell	12/18/13	552,912	535,977	(16,935)

	Euro	Sell	12/18/13	1,577,334	1,561,707	(15,627)

	Japanese Yen	Sell	11/20/13	160,016	134,021	(25,995)

	Mexican Peso	Buy	10/18/13	1,481,121	1,485,896	(4,775)

	Norwegian Krone	Buy	12/18/13	735,927	735,875	52

	Norwegian Krone	Sell	12/18/13	735,927	727,539	(8,388)

	South African Rand	Buy	10/18/13	1,593,211	1,604,302	(11,091)

	South African Rand	Sell	10/18/13	1,593,211	1,585,565	(7,646)

	South Korean Won	Buy	11/20/13	1,075,834	1,079,019	(3,185)

	Swiss Franc	Sell	12/18/13	953,572	920,048	(33,524)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	880,105	896,199	(16,094)

	British Pound	Sell	12/18/13	255,804	222,056	(33,748)

	Canadian Dollar	Buy	10/18/13	1,133,552	1,109,707	23,845

	Canadian Dollar	Sell	10/18/13	1,133,552	1,123,560	(9,992)

	Euro	Sell	12/18/13	957,063	937,311	(19,752)

	Norwegian Krone	Buy	12/18/13	858,785	888,235	(29,450)

	Swiss Franc	Sell	12/18/13	966,186	929,361	(36,825)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	839,566	833,484	6,082

	British Pound	Sell	12/18/13	19,901	34	(19,867)

	Canadian Dollar	Sell	10/18/13	200,781	192,135	(8,646)

	Euro	Sell	12/18/13	1,955,261	1,872,880	(82,381)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	2,981,770	2,891,167	90,603

	Australian Dollar	Sell	10/18/13	2,981,770	2,926,776	(54,994)

	Canadian Dollar	Buy	10/18/13	125,088	123,157	1,931

	Canadian Dollar	Sell	10/18/13	125,088	122,491	(2,597)

	Chinese Yuan	Sell	11/20/13	1,619,084	1,607,060	(12,024)

	Euro	Sell	12/18/13	897,255	885,406	(11,849)

Master Intermediate Income Trust	57

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $137,271,585) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	Indian Rupee	Sell	11/20/13	$327,130	$333,607	$6,477

	New Taiwan Dollar	Buy	11/20/13	1,341,490	1,347,511	(6,021)

	Swedish Krona	Buy	12/18/13	771,504	748,555	22,949

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	875,353	865,341	10,012

	Brazilian Real	Buy	10/18/13	709,567	680,817	28,750

	Brazilian Real	Sell	10/18/13	709,567	679,047	(30,520)

	British Pound	Buy	12/18/13	996,844	974,054	22,790

	British Pound	Sell	12/18/13	996,844	959,225	(37,619)

	Canadian Dollar	Buy	10/18/13	2,929,418	2,886,597	42,821

	Canadian Dollar	Sell	10/18/13	2,929,418	2,903,905	(25,513)

	Czech Koruna	Buy	12/18/13	552,912	544,906	8,006

	Czech Koruna	Sell	12/18/13	552,912	535,923	(16,989)

	Euro	Sell	12/18/13	1,135,405	1,124,292	(11,113)

	Japanese Yen	Sell	11/20/13	666,147	672,998	6,851

	Malaysian Ringgit	Buy	11/20/13	2,147,584	2,201,902	(54,318)

	Malaysian Ringgit	Sell	11/20/13	2,147,584	2,128,096	(19,488)

	Mexican Peso	Buy	10/18/13	1,729,925	1,736,585	(6,660)

	Mexican Peso	Sell	10/18/13	1,729,925	1,732,346	2,421

	Norwegian Krone	Buy	12/18/13	897,986	896,172	1,814

	Norwegian Krone	Sell	12/18/13	897,986	894,610	(3,376)

	Polish Zloty	Buy	12/18/13	780,346	776,066	4,280

	Russian Ruble	Sell	12/18/13	84,437	81,544	(2,893)

	Singapore Dollar	Sell	11/20/13	35,952	18,471	(17,481)

	South African Rand	Buy	10/18/13	1,597,126	1,610,321	(13,195)

	South African Rand	Sell	10/18/13	1,597,126	1,589,241	(7,885)

	South Korean Won	Buy	11/20/13	537,917	533,774	4,143

	Swiss Franc	Buy	12/18/13	915,840	909,001	6,839

	Swiss Franc	Sell	12/18/13	935,315	904,809	(30,506)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	860,628	884,528	(23,900)

	Euro	Sell	12/18/13	3,399,178	3,333,890	(65,288)

	Hungarian Forint	Buy	12/18/13	796,977	799,495	(2,518)

	Japanese Yen	Sell	11/20/13	872,969	855,484	(17,485)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	872,183	865,935	6,248

	Brazilian Real	Sell	10/18/13	156,153	145,628	(10,525)

	Canadian Dollar	Buy	10/18/13	3,461,598	3,449,249	12,349

	Canadian Dollar	Sell	10/18/13	3,461,598	3,437,818	(23,780)

	Chilean Peso	Sell	10/18/13	301,478	302,765	1,287

	Czech Koruna	Buy	12/18/13	552,912	544,932	7,980

	Czech Koruna	Sell	12/18/13	552,912	536,312	(16,600)

58 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $137,271,585) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Euro	Sell	12/18/13	$1,796,675	$1,746,696	$(49,979)

	Israeli Shekel	Buy	10/18/13	116,652	115,245	1,407

	Israeli Shekel	Sell	10/18/13	116,652	112,515	(4,137)

	Japanese Yen	Sell	11/20/13	246,712	244,060	(2,652)

	Mexican Peso	Buy	10/18/13	944,557	952,563	(8,006)

	Mexican Peso	Sell	10/18/13	944,557	952,800	8,243

	Norwegian Krone	Buy	12/18/13	449,599	436,991	12,608

	Singapore Dollar	Sell	11/20/13	624,172	591,615	(32,557)

	South Korean Won	Buy	11/20/13	1,075,834	1,064,021	11,813

	Swiss Franc	Sell	12/18/13	695,649	671,351	(24,298)

UBS AG
	Australian Dollar	Buy	10/18/13	836,957	911,371	(74,414)

	British Pound	Sell	12/18/13	866,434	868,063	1,629

	Canadian Dollar	Sell	10/18/13	895,798	884,656	(11,142)

	Euro	Sell	12/18/13	884,806	862,610	(22,196)

	Japanese Yen	Sell	11/20/13	27,858	14,438	(13,420)

	Mexican Peso	Buy	10/18/13	153,138	142,363	10,775

	New Zealand Dollar	Buy	10/18/13	953,431	891,734	61,697

	New Zealand Dollar	Sell	10/18/13	953,431	903,579	(49,852)

	Norwegian Krone	Buy	12/18/13	477,357	490,165	(12,808)

	Russian Ruble	Sell	12/18/13	224,015	216,209	(7,806)

	Singapore Dollar	Sell	11/20/13	710,424	684,677	(25,747)

	Swedish Krona	Buy	12/18/13	964,093	935,216	28,877

	Swiss Franc	Sell	12/18/13	2,922,568	2,819,492	(103,076)

	Turkish Lira	Buy	12/18/13	778,997	805,437	(26,440)

	Turkish Lira	Sell	12/18/13	778,997	789,731	10,734

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	1,829,731	1,829,306	425

	Australian Dollar	Sell	10/18/13	1,829,731	1,762,138	(67,593)

	Canadian Dollar	Buy	10/18/13	524,611	521,958	2,653

	Canadian Dollar	Sell	10/18/13	524,611	513,527	(11,084)

	Euro	Sell	12/18/13	591,179	584,304	(6,875)

	Japanese Yen	Sell	11/20/13	243,335	240,738	(2,597)

Total						$(1,586,838)

FUTURES CONTRACTS OUTSTANDING at 9/30/13
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	124	$13,605,636	Dec-13	$300,088

Euro-Bund 10 yr (Short)	25	4,751,887	Dec-13	(89,027)

Japanese Government Bond
10 yr (Short)	10	14,661,987	Dec-13	(138,405)

Master Intermediate Income Trust 59

FUTURES CONTRACTS OUTSTANDING at 9/30/13 cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond
10 yr Mini (Long)	4	$586,479	Dec-13	$5,477

U.K. Gilt 10 yr (Long)	58	10,358,635	Dec-13	74,028

U.S. Treasury Bond 30 yr (Long)	146	19,472,750	Dec-13	193,535

U.S. Treasury Note 5 yr (Short)	480	58,102,500	Dec-13	(270,951)

U.S. Treasury Note 10 yr (Short)	369	46,638,141	Dec-13	(852,467)

Total				$(777,722)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/13 (premiums $829,692)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$33,893,300	$196,581

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	33,893,300	698,202

Total			$894,783

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $3,271,758)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
October 1, 2043	$3,000,000	10/10/13	$3,271,758

Total			$3,271,758

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
EUR	41,668,000 E	$—	8/3/17	1 month EUR-	1.41727%	$103,158
				EONIA-OIS-
				COMPOUND

GBP	2,735,000	—	8/15/31	3.6%	6 month GBP-	(274,734)
					LIBOR-BBA

JPY	363,435,000	—	5/13/23	6 month JPY-	0.7375%	(23,865)
				LIBOR-BBA

JPY	272,916,000	—	5/24/43	6 month JPY-	1.95%	89,087
				LIBOR-BBA

JPY	951,030,000	—	5/29/43	1.965%	6 month JPY-	(344,834)
					LIBOR-BBA

Citibank, N.A.
CZK	193,545,000	—	8/1/15	6 month CZK-	0.795%	37,362
				PRIBOR-PRBO

Credit Suisse International
AUD	6,128,000	—	4/26/23	6 month AUD-BBR-	3.8725%	(168,122)
				BBSW

AUD	3,976,000	—	5/10/23	6 month AUD-BBR-	3.73%	(154,007)
				BBSW

60 Master Intermediate Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
AUD	3,531,000	$—	5/23/23	3.88%	6 month AUD-	$98,572
					BBR-BBSW

AUD	2,379,000	—	8/26/23	6 month AUD-BBR-	4.52%	40,792
				BBSW

CHF	4,348,000	—	5/3/23	1.0075%	6 month CHF-	179,675
					LIBOR-BBA

CHF	4,348,000	—	5/3/23	1.01875%	6 month CHF-	174,557
					LIBOR-BBA

CHF	2,943,000	—	9/19/23	6 month CHF-	1.6025%	33,046
				LIBOR-BBA

EUR	13,940,000	—	6/28/14	0.85%	6 month EUR-	(87,534)
					EURIBOR-
					REUTERS

Goldman Sachs International
AUD	3,362,000	—	5/1/23	3.775%	6 month AUD-	117,869
					BBR-BBSW

AUD	12,947,000	—	4/26/23	6 month AUD-BBR-	3.8825%	(344,893)
				BBSW

AUD	2,175,000	—	5/27/23	3.955%	6 month AUD-	48,359
					BBR-BBSW

AUD	2,118,000	—	9/27/23	4.3625%	6 month AUD-	(6,053)
					BBR-BBSW

CAD	2,722,000	—	5/30/23	2.534%	3 month CAD-	93,628
					BA-CDOR

CHF	11,865,000	—	5/2/23	6 month CHF-	1.008%	(488,769)
				LIBOR-BBA

CHF	3,507,000	—	5/13/23	1.0325%	6 month CHF-	138,443
					LIBOR-BBA

CHF	2,848,000	—	5/16/23	1.065%	6 month CHF-	103,065
					LIBOR-BBA

CHF	2,728,000	—	8/12/23	1.495%	6 month CHF-	(5,708)
					LIBOR-BBA

CHF	1,758,000	—	7/1/23	6 month CHF-	1.5175%	13,968
				LIBOR-BBA

CHF	6,400,000	—	7/2/23	6 month CHF-	1.515%	48,980
				LIBOR-BBA

CHF	6,400,000	—	7/3/23	6 month CHF-	1.5275%	57,200
				LIBOR-BBA

CHF	764,000	—	9/3/23	6 month CHF-	1.585%	8,042
				LIBOR-BBA

EUR	180,124,000 E	—	8/6/17	1 month EUR-	1.102%	(331,404)
				EONIA-OIS-
				COMPOUND

EUR	43,654,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(18,932)
				OIS-COMPOUND

Master Intermediate Income Trust	61

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	43,654,000	$—	8/30/14	0.309%	3 month EUR-	($11,437)
					EURIBOR-
					REUTERS

EUR	43,654,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(18,932)
				OIS-COMPOUND

EUR	43,654,000	—	8/31/14	0.314%	3 month EUR-	(14,649)
					EURIBOR-
					REUTERS

EUR	43,654,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(34,262)
				OIS-COMPOUND

EUR	43,654,000	—	9/3/14	0.283%	3 month EUR-	5,001
					EURIBOR-
					REUTERS

GBP	2,735,000	—	9/23/31	6 month GBP-	3.1175%	(49,722)
				LIBOR-BBA

JPY	402,918,000	—	5/28/23	1.015%	6 month JPY-	(83,032)
					LIBOR-BBA

KRW	5,160,000,000	—	7/12/18	3.07%	3 month KRW-	(11,233)
					CD-KSDA-
					BLOOMBERG

KRW	12,250,000,000	—	7/12/15	3 month KRW-CD-	2.771%	(1,542)
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
CAD	10,253,000	—	2/26/18	3 month CAD-BA-	1.65%	(192,739)
				CDOR

CAD	1,829,000	—	8/6/23	3 month CAD-BA-	3.01625%	4,725
				CDOR

CAD	3,980,000	—	9/17/23	3 month CAD-BA-	3.23%	71,754
				CDOR

CZK	193,545,000	—	8/9/15	6 month CZK-	0.73%	22,515
				PRIBOR-PRBO

JPY	2,402,400,000	—	2/19/15	6 month JPY-	0.705%	173,756
				LIBOR-BBA

JPY	511,900,000	—	2/19/20	6 month JPY-	1.3975%	298,258
				LIBOR-BBA

JPY	458,341,000	—	5/7/43	1.74375%	6 month JPY-	89,196
					LIBOR-BBA

JPY	436,078,000	—	6/3/43	6 month JPY-	1.945%	134,550
				LIBOR-BBA

JPY	127,997,000	—	6/7/43	1.955%	6 month JPY-	(42,499)
					LIBOR-BBA

ZAR	110,727,000	—	7/10/15	5.90%	3 month ZAR-	5,008
					JIBAR-SAFEX

ZAR	49,881,000	—	7/10/18	3 month ZAR-	7.11%	24,265
				JIBAR-SAFEX

Total		$—				$(494,071)
E Extended effective date.

62 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$301,256,600 E	$359,972	12/18/15	3 month USD-	0.75%	$(908,319)
				LIBOR-BBA

	169,650,400 E	773,681	12/18/18	3 month USD-	2.05%	(2,320,743)
				LIBOR-BBA

	30,119,800 E	358,760	12/18/43	3 month USD-	3.85%	1,238,861
				LIBOR-BBA

	23,911,600 E	177,510	12/18/23	3 month USD-	3.15%	(453,278)
				LIBOR-BBA

	79,100,000 E	(121,320)	12/18/15	3 month USD-	0.65%	54,282
				LIBOR-BBA

	68,449,000 E	579,120	12/18/18	1.95%	3 month USD-	(335,359)
					LIBOR-BBA

	1,518,000 E	12,624	12/18/23	3.05%	3 month USD-	(13,608)
					LIBOR-BBA

GBP	2,934,000	(62)	9/17/23	2.85375%	6 month GBP-	(75,298)
					LIBOR-BBA

JPY	109,957,000	(15)	9/20/23	6 month JPY-	0.91625%	6,482
				LIBOR-BBA

EUR	5,600,000	(133)	7/29/43	6 month EUR-	2.516%	(124,156)
				EURIBOR-REUTERS

EUR	25,400,000	(242)	7/29/23	2.0055%	6 month EUR-	1,044
					EURIBOR-
					REUTERS

EUR	22,694,000 E	(121)	9/3/17	1.53%	1 month EUR-	(74,112)
					EONIA-OIS-
					COMPOUND

EUR	4,215,000	(40)	7/17/23	1.918%	6 month EUR-	41,470
					EURIBOR-
					REUTERS

EUR	3,225,000	(30)	7/17/23	1.906%	6 month EUR-	36,635
					EURIBOR-
					REUTERS

EUR	26,000,000	(139)	7/29/18	6 month EUR-	1.186%	59,200
				EURIBOR-REUTERS

EUR	749,000	(7)	9/3/23	6 month EUR-	2.1825%	13,939
				EURIBOR-REUTERS

JPY	709,218,000	(128)	7/12/43	2.024375%	6 month JPY-	(348,382)
					LIBOR-BBA

JPY	212,502,000	(39)	10/2/43	6 month JPY-	1.84%	(5,466)
				LIBOR-BBA

JPY	3,413,000,000	(138)	7/12/18	6 month JPY-	0.5175%	238,530
				LIBOR-BBA

JPY	354,609,000	(64)	7/18/43	1.9825%	6 month JPY-	(134,877)
					LIBOR-BBA

JPY	1,706,500,000	(70)	7/18/18	6 month JPY-	0.4825%	87,349
				LIBOR-BBA

JPY	129,934,000	(24)	7/24/43	6 month JPY-	1.99375%	52,739
				LIBOR-BBA

Master Intermediate Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	1,719,400,000	$(124)	7/30/23	0.99%	6 month JPY-	$(266,686)
					LIBOR-BBA

JPY	3,354,000,000	(136)	7/30/18	6 month JPY-	0.4475%	106,779
				LIBOR-BBA

JPY	288,700,000	(52)	7/30/43	6 month JPY-	1.9775%	104,278
				LIBOR-BBA

JPY	2,559,750,000	(105)	8/28/18	0.4475%	6 month JPY-	(71,575)
					LIBOR-BBA

JPY	3,354,000,000	(138)	9/27/18	0.405%	6 month JPY-	(6,950)
					LIBOR-BBA

JPY	3,438,800,000	(251)	9/27/23	6 month JPY-	0.845%	(52,105)
				LIBOR-BBA

JPY	577,400,000	(105)	9/27/43	1.86%	6 month JPY-	(16,605)
					LIBOR-BBA

EUR	5,500,000	(96)	9/12/23	2.33%	6 month EUR-	(200,413)
					EURIBOR-
					REUTERS

	$915,000	(58)	9/25/23	3 month USD-	2.92%	13,324
				LIBOR-BBA

EUR	2,800,000	(129)	10/2/43	2.625%	6 month EUR-	(12,250)
					EURIBOR-
					REUTERS

EUR	16,000,000	(286)	10/2/23	6 month EUR-	2.072%	25,754
				EURIBOR-REUTERS

EUR	13,800,000	(147)	7/30/18	6 month EUR-	1.185%	863
				EURIBOR-REUTERS

EUR	6,600,000	(115)	7/30/23	2.005%	6 month EUR-	973
					EURIBOR-
					REUTERS

EUR	1,489,000	(26)	9/19/23	2.215%	6 month EUR-	(31,500)
					EURIBOR-
					REUTERS

EUR	19,900,000	(216)	10/1/18	1.233%	6 month EUR-	(22,561)
					EURIBOR-
					REUTERS

EUR	16,000,000	(285)	10/1/23	6 month EUR-	2.081%	45,388
				EURIBOR-REUTERS

EUR	2,800,000	(129)	10/1/43	2.639%	6 month EUR-	(24,069)
					EURIBOR-
					REUTERS

EUR	19,900,000	(217)	10/2/18	1.229%	6 month EUR-	(15,562)
					EURIBOR-
					REUTERS

GBP	1,714,000	(35)	7/31/23	2.44375%	6 month GBP-	48,666
					LIBOR-BBA

64 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	3,354,000,000	$(276)	8/1/18	6 month JPY-	0.4525%	$114,025
				LIBOR-BBA

JPY	1,719,400,000	(232)	8/1/23	0.9955%	6 month JPY-	(274,971)
					LIBOR-BBA

JPY	288,700,000	(100)	8/1/43	6 month JPY-	1.96125%	91,797
				LIBOR-BBA

EUR	10,100,000	(179)	6/20/23	1.835%	6 month EUR-	177,839
					EURIBOR-
					Telerate

EUR	13,900,000 E	(202)	7/2/23	2.895%	6 month EUR-	32,142
					EURIBOR-
					Telerate

EUR	13,900,000 E	(203)	7/3/23	2.89%	6 month EUR-	36,654
					EURIBOR-
					REUTERS

EUR	27,676,000	(476)	7/15/23	1.945%	6 month EUR-	173,404
					EURIBOR-
					REUTERS

EUR	636,000	(11)	9/3/23	2.1735%	6 month EUR-	(11,124)
					EURIBOR-
					REUTERS

EUR	1,585,000 E	(23)	9/3/23	3.0925%	6 month EUR-	(11,474)
					EURIBOR-
					REUTERS

GBP	1,988,000	(41)	8/8/23	2.5975%	6 month GBP-	13,470
					LIBOR-BBA

JPY	139,941,000	(48)	7/1/43	6 month JPY-	1.871%	14,388
				LIBOR-BBA

JPY	110,955,000	(38)	8/2/43	6 month JPY-	1.94%	29,197
				LIBOR-BBA

JPY	3,354,000,000	(273)	8/28/18	0.45%	6 month JPY-	(98,093)
					LIBOR-BBA

JPY	220,198,000	(76)	9/30/43	6 month JPY-	1.834%	(8,714)
				LIBOR-BBA

GBP	1,382,000	(28)	8/6/23	2.581%	6 month GBP-	12,453
					LIBOR-BBA

JPY	225,758,000	(81)	6/21/43	1.8975%	6 month JPY-	(40,066)
					LIBOR-BBA

Total		$2,134,158				$(3,086,391)
E Extended effective date.

Master Intermediate Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$6,424,085	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$151,514
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,746,272	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,186)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

771,183	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	14,776
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
373,616	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,516
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

574,750	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(8,589)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

677,427	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,375
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

597,452	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,995
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,975,053	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(30,747)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,988,745	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(124,367)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

504,332	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,851)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,264,048	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(17,787)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

242,208	—	1/12/40	4.00% (1 month	Synthetic MBX Index	6,089
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

870,396	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,550)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

28,847	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(449)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

515,490	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,173
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

66 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,092,937	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$31,037
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,158,085	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(33,597)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

856,256	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(10,280)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,977,302	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,534)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,966,077	—	1/12/41	5.00% (1 month	Synthetic MBX Index	19,729
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

576,051	—	1/12/40	4.00% (1 month	Synthetic MBX Index	14,481
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

91,408	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(402)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

501,244	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,938)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

265,477	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,664
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,722,724	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(40,631)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,335,766	—	1/12/41	3.50% (1 month	Synthetic MBX Index	40,953
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

619,850	—	1/12/41	3.50% (1 month	Synthetic MBX Index	19,004
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,387,373	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(37,166)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

337,894	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,863
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,546,469	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,518
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,649,984	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,963)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Master Intermediate Income Trust 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,437,433	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$36,134
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

834,571	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,557)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

659,014	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,259)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,715,924	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(26,713)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

484,774	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	9,289
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

289,344	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,723
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,111,123	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,298)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,187,852	—	1/12/40	4.50% (1 month	Synthetic MBX Index	35,742
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

8,474,133	—	1/12/41	5.00% (1 month	Synthetic MBX Index	85,036
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

571,818	—	1/12/41	3.50% (1 month	Synthetic MBX Index	17,531
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,850,092	—	1/12/41	5.00% (1 month	Synthetic MBX Index	18,565
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

327,321	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,080
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,061,170	—	1/12/40	5.00% (1 month	Synthetic MBX Index	9,986
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

769,294	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7,239
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,535,024	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	83,375
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

87,952	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(146)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

68 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$92,661	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(728)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,003,421	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(39,308)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,053,874	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(5,057)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

3,573,818	—	1/12/38	6.50% (1 month	Synthetic MBX Index	28,077
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,181,282	—	1/12/39	6.00% (1 month	Synthetic MBX Index	3,612
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,963,050	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	93,470
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

609,487	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	14,375
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,616,948	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	25,172
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

756,335	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,599)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

378,230	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,300)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

378,230	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,300)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,746,272	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,186)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

758,975	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,615)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,971,223	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(11,986)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

758,975	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,615)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,944,426	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	45,838
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Master Intermediate Income Trust 69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$25,043	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(197)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,754,431	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(42,880)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,043,690	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	31,816
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

970,525	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(17,782)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

584,571	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(10,711)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

583,534	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,856
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

741,012	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(13,577)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,589,630	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,488)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

538,380	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,698)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,369,623	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,025)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

196,465	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(864)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,515,310	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(9,214)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

892,797	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,014)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,288,923	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	139,046
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,249,910	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,480
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,815,895	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	28,269
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

70 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$699,086	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,492)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	735,650	1,954	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,310)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	636,000	—	9/3/23	1.875%	Eurostat Eurozone	1,884
					HICP excluding
					tobacco

Citibank, N.A.
	$1,202,637	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,068
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,577,448	—	1/12/41	5.00% (1 month	Synthetic MBX Index	25,864
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,250,112	—	1/12/41	5.00% (1 month	Synthetic MBX Index	22,579
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,224,026	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,055)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,902,800	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	44,878
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,362,070	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	12,837
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	3,030,471	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	47,178
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,250,884	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	19,474
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,003,403	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	31,189
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,468,422	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	58,219
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

Credit Suisse International
	1,030,979	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,346
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	13,831,128	—	1/12/41	3.50% (1 month	Synthetic MBX Index	424,046
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Master Intermediate Income Trust	71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$3,457,782	$—	1/12/41	3.50% (1 month	Synthetic MBX Index	$106,011
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

635,638	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,895)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,060,889	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,516)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,001,736	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,870)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,220,940	—	1/12/41	3.50% (1 month	Synthetic MBX Index	68,091
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,193,896	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	34,154
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,348,259	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(31,799)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,746,272	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,186)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,753,934	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(42,873)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

538,380	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,698)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,198,084	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	49,787
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,671,370	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	41,587
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,593,781	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	40,379
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,545,746	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	55,199
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,618,649	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	40,767
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,171,990	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	51,227
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

72 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$2,070,051	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$32,226
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,501,270	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	38,939
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,334,651	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	36,345
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,083,337	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	49,136
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,647,225	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	86,021
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

962,251	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	22,695
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,917,575	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	45,227
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,249,910	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,480
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,236,520	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,164
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,816,393	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	28,277
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,816,393	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	28,277
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,816,890	31,227	1/12/41	4.00% (1 month	Synthetic TRS Index	1,545
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
1,001,736	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,870)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International
432,711	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,736)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

298,356	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,582)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,181,925	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(14,190)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

451,908	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,988)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

689,354	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,732)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

680,132	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(16,041)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,426,733	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,321)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,426,733	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,321)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,125,242	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(26,539)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

339,835	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(8,015)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,347,086	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(36,539)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,166,331	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(18,157)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,355,985	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(102,742)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,994,448	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(94,210)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

688,318	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,408)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

258,573	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,031)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,437,126	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(175,407)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,873,249	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(44,181)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

74 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$637,130	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(9,919)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,866,130	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(29,052)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

522,745	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,276)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

543,654	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,527)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,281,721	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,954)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

34,309	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(151)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

779,405	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(18,382)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,724,578	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(109,686)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

571,491	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,861)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

341,352	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,098)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,142,981	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(13,723)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,344,103	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(31,701)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

247,178	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,087)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,229,262	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(112,544)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,407,765	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(37,484)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

493,888	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,689)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$485,842	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(3,817)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,691,763	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(41,905)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,134,997	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,669)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,517,186	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(39,187)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

942,884	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,407)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

582,885	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,579)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

17,280	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(76)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

44,828	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(352)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

119,457	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(938)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,863,643	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(29,013)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,215,571	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(18,924)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,329,180	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(36,260)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,662,208	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(25,877)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,462,188	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(53,899)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,328,633	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(49,742)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,215,492	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	50,058
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

76 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,204,053	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$49,880
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

476,480	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	7,418
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

476,480	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	7,418
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,270,226	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,959
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,362,070	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(12,837)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

264,834	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	1,165
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

252,747	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,034)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,565,718	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,375)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,535,722	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(36,220)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,718,123	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	42,315
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,666,505	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(62,890)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,899,568	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(43,330)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,746,272	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(41,186)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,530,903	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(23,833)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,923,039	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(45,505)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,076,760	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(25,396)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$2,316,249	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(36,059)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,241,250	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	52,861
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	795,565	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	18,764
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	4,221,670	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	65,722
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	4,221,670	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	65,722
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,910,108	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	45,304
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	3,340,635	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	78,790
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	12,609,000	—	8/9/18	2.2575%	USA Non Revised	68,744
					Consumer Price
					Index-Urban (CPI-U)

	12,609,000	—	8/15/18	2.225%	USA Non Revised	48,406
					Consumer Price
					Index-Urban (CPI-U)

EUR	10,100,000	—	6/20/23	1.84%	Eurostat Eurozone	80,206
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.
	$4,472,842	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(69,632)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,908,453	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(68,597)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,557,970	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(39,822)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,351,425	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	16,225
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	322,793	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	5,025
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$33,181				$657,123

78 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$4,374	$64,000	5/11/63	300 bp	$(1,814)
Index

CMBX NA BBB	BBB–/P	8,497	141,000	5/11/63	300 bp	(5,138)
Index

CMBX NA BBB	BBB–/P	17,409	282,000	5/11/63	300 bp	(9,860)
Index

CMBX NA BBB	BBB–/P	16,587	291,000	5/11/63	300 bp	(11,553)
Index

Barclays Bank PLC
CMBX NA BBB	BBB+/P	33,591	303,000	5/11/63	300 bp	4,291
Index

Irish Gov’t, 4.50%,	—	(35,493)	443,000	9/20/17	(100 bp)	(32,709)
4/18/2020

Obrigacoes Do	—	(72,281)	443,000	9/20/17	(100 bp)	(16,142)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA BBB	BBB–/P	1,528	52,000	5/11/63	300 bp	(3,500)
Index

CMBX NA BBB	BBB–/P	1,125	145,000	5/11/63	300 bp	(12,897)
Index

CMBX NA BBB	BB+/P	19,923	163,000	5/11/63	300 bp	4,161
Index

CMBX NA BBB	BBB–/P	15,907	164,000	5/11/63	300 bp	48
Index

CMBX NA BBB	BBB–/P	3,291	172,000	5/11/63	300 bp	(13,341)
Index

CMBX NA BBB	BBB–/P	20,933	263,000	5/11/63	300 bp	(4,498)
Index

CMBX NA BBB	B+/P	20,979	288,000	5/11/63	300 bp	(6,870)
Index

CMBX NA BBB	BBB–/P	3,367	290,000	5/11/63	300 bp	(24,676)
Index

CMBX NA BBB	BBB–/P	4,963	323,000	5/11/63	300 bp	(26,271)
Index

CMBX NA BBB	BBB–/P	37,060	328,000	5/11/63	300 bp	5,342
Index

CMBX NA BBB	B+/P	31,814	328,000	5/11/63	300 bp	97
Index

CMBX NA BBB	BBB–/P	27,130	340,000	5/11/63	300 bp	(5,748)
Index

CMBX NA BBB	BBB–/P	26,325	340,000	5/11/63	300 bp	(6,553)
Index

CMBX NA BBB	BBB–/P	22,366	340,000	5/11/63	300 bp	(10,512)
Index

Master Intermediate Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$6,043	$343,000	5/11/63	300 bp	$(27,125)
Index

CMBX NA BBB	BBB–/P	10,467	344,000	5/11/63	300 bp	(22,798)
Index

CMBX NA BBB	B+/P	31,881	416,000	5/11/63	300 bp	(8,346)
Index

CMBX NA BBB	BBB–/P	28,890	704,000	5/11/63	300 bp	(39,187)
Index

CMBX NA BBB	BBB+/P	776	7,000	5/11/63	300 bp	99
Index

CMBX NA BBB	BBB–/P	7,405	95,000	5/11/63	300 bp	(1,782)
Index

CMBX NA BBB	BBB–/P	15,118	156,000	5/11/63	300 bp	33
Index

CMBX NA BBB	BBB–/P	26,135	293,000	5/11/63	300 bp	(2,223)
Index

CMBX NA BBB	BBB–/P	33,590	306,000	5/11/63	300 bp	4,000
Index

CMBX NA BBB	BBB–/P	24,038	316,000	5/11/63	300 bp	(6,519)
Index

CMBX NA BBB	BBB–/P	36,050	326,000	5/11/63	300 bp	4,525
Index

CMBX NA BBB	BBB–/P	48,910	459,000	5/11/63	300 bp	4,524
Index

CMBX NA BBB	BBB+/P	63,895	605,000	5/11/63	300 bp	5,391
Index

Spain Gov’t, 5.50%,	—	(52,226)	443,000	9/20/17	(100 bp)	(36,112)
7/30/2017

Deutsche Bank AG
Republic of	CC/F	82,442	705,000	3/20/17	500 bp	(218,250)
Argentina, 8.28%,
12/31/33

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	(85,529)	2,582,000	6/20/18	500 bp	67,785
Index

Total		$487,280				$(454,128)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

80 Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$210,531	$188	$72,838

Total common stocks	210,531	188	72,838

Convertible bonds and notes	—	124,688	—

Convertible preferred stocks	136,059	408,820	—

Corporate bonds and notes	—	105,883,145	—

Foreign government and agency bonds and notes	—	29,743,479	—

Mortgage-backed securities	—	167,430,895	—

Preferred stocks	—	440,817	—

Purchased swap options outstanding	—	871,894	—

Senior loans	—	5,780,836	—

U.S. government and agency mortgage obligations	—	50,722,979	—

Warrants	—	1,760	—

Short-term investments	10,762,892	22,111,213	—

Totals by level	$11,109,482	$383,520,714	$72,838

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,586,838)	$—

Futures contracts	(777,722)	—	—

Written swap options outstanding	—	(894,783)	—

TBA sale commitments	—	(3,271,758)	—

Interest rate swap contracts	—	(5,714,620)	—

Total return swap contracts	—	623,942	—

Credit default contracts	—	(941,408)	—

Totals by level	$(777,722)	$(11,785,465)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	81

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $375,811,340)	$386,260,142
Affiliated issuers (identified cost $8,442,892) (Note 5)	8,442,892

Foreign currency (cost $627,672) (Note 1)	664,192

Interest and other receivables	4,133,096

Receivable for shares of the fund sold	270,193

Receivable for investments sold	6,468,221

Receivable for sales of delayed delivery securities (Note 1)	7,158,859

Receivable for variation margin (Note 1)	392,137

Unrealized appreciation on forward currency contracts (Note 1)	615,980

Unrealized appreciation on OTC swap contracts (Note 1)	5,767,603

Premium paid on OTC swap contracts (Note 1)	245,529

Total assets	420,418,844

LIABILITIES

Payable to custodian	158,454

Payable for investments purchased	3,186,757

Payable for purchases of delayed delivery securities (Note 1)	52,685,469

Payable for shares of the fund repurchased (Note 4)	554,430

Payable for compensation of Manager (Note 2)	683,094

Payable for custodian fees (Note 2)	33,432

Payable for investor servicing fees (Note 2)	29,524

Payable for Trustee compensation and expenses (Note 2)	155,346

Payable for administrative services (Note 2)	1,438

Payable for variation margin (Note 1)	490,774

Distributions payable to shareholders	1,645,202

Unrealized depreciation on OTC swap contracts (Note 1)	6,058,679

Premium received on OTC swap contracts (Note 1)	765,990

Unrealized depreciation on forward currency contracts (Note 1)	2,202,818

Written options outstanding, at value (premiums $829,692) (Notes 1 and 3)	894,783

TBA sale commitments, at value (proceeds receivable $3,271,758) (Note 1)	3,271,758

Collateral on certain derivative contracts, at value (Note 1)	2,320,000

Other accrued expenses	137,321

Total liabilities	75,275,269

Net assets	$345,143,575

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$483,000,391

Undistributed net investment income (Note 1)	4,234,455

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(146,700,129)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,608,858

Total — Representing net assets applicable to capital shares outstanding	$345,143,575

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($345,143,575 divided by 62,769,851 shares)	$5.50

The accompanying notes are an integral part of these financial statements.

82 Master Intermediate Income Trust

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (net of foreign tax of $10,759) (including interest income of $26,278 from investments
in affiliated issuers) (Note 5)	$22,627,335

Dividends	54,027

Total investment income	22,681,362

EXPENSES

Compensation of Manager (Note 2)	2,723,636

Investor servicing fees (Note 2)	181,604

Custodian fees (Note 2)	95,228

Trustee compensation and expenses (Note 2)	32,795

Administrative services (Note 2)	10,368

Other	372,399

Total expenses	3,416,030

Expense reduction (Note 2)	(242)

Net expenses	3,415,788

Net investment income	19,265,574

Net realized gain on investments (Notes 1 and 3)	3,007,485

Net increase from payments by affiliates (Note 2)	7,412

Net realized gain on swap contracts (Note 1)	2,506,125

Net realized loss on futures contracts (Note 1)	(1,015,677)

Net realized gain on foreign currency transactions (Note 1)	1,033,791

Net realized gain on written options (Notes 1 and 3)	3,149,484

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(508,935)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(3,713,633)

Net gain on investments	4,466,052

Net increase in net assets resulting from operations	$23,731,626

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 83

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$19,265,574	$17,477,759

Net realized gain (loss) on investments
and foreign currency transactions	8,688,620	(55,786,049)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(4,222,568)	65,845,452

Net increase in net assets resulting from operations	23,731,626	27,537,162

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(20,347,501)	(5,888,390)
From return of capital	—	(16,380,731)

Decrease from capital shares repurchased (Note 4)	(14,536,534)	—

Total increase (decrease) in net assets	(11,152,409)	5,268,041

NET ASSETS

Beginning of year	356,295,984	351,027,943

End of year (undistributed net investment income
$4,234,455 and distributions in excess of net investment
income $268,167, respectively)	$345,143,575	$356,295,984

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	65,690,624	65,690,624

Shares repurchased (Note 4)	(2,920,559)	—

Retirement of shares held by fund	(214)	—

Shares outstanding at end of year	62,769,851	65,690,624

The accompanying notes are an integral part of these financial statements.

84 Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$5.42	$5.34	$5.83	$5.94	$5.88
Investment operations:

Net investment income[a]	.30	.27	.35	.58	.34

Net realized and unrealized
gain (loss) on investments	.06	.15	(.38)	.39	.24

Total from investment operations	.36	.42	(.03)	.97	.58
Less distributions:

From net investment income	(.31)	(.09)	(.46)	(1.08)	(.54)

From return of capital	—	(.25)	—	—	—

Total distributions	(.31)	(.34)	(.46)	(1.08)	(.54)

Increase from shares repurchased	.03	—	—	—	.02

Net asset value, end of period	$5.50	$5.42	$5.34	$5.83	$5.94

Market value, end of period	$4.88	$5.18	$5.05	$6.28	$5.99

Total return at market value (%)[b]	0.15	9.56	(13.01)	25.33	24.66

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$345,144	$356,296	$351,028	$381,355	$383,388

Ratio of expenses to average
net assets (%)[c]	.94	.96	.94	.94 [d]	1.02 [d]

Ratio of net investment income
to average net assets (%)	5.31	4.94	5.97	9.82 [d]	7.05 [d]

Portfolio turnover (%)[e]	244	157	171	88	223

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively.

e Portfolio turnover excludes TBA purchase and sales transactions.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 85

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The investment objective of the fund is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by

86 Master Intermediate Income Trust

Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Master Intermediate Income Trust	87

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

88 Master Intermediate Income Trust

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other

Master Intermediate Income Trust 89

things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $286,901 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,281,162 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $3,258,538.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

90 Master Intermediate Income Trust

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $138,553,180 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$14,955,076	$30,479,722	$45,434,798	*

7,342,291	N/A	7,342,291	September 30, 2015

11,586,218	N/A	11,586,218	September 30, 2016

28,970,279	N/A	28,970,279	September 30, 2017

45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,917,414 of certain losses recognized during the period from November 1, 2012 to September 30, 2013 to its fiscal year ending September 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals, dividends payable, realized and unrealized gains and losses on certain futures contracts, interest on payment-in-kind securities, income on swap contracts, and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,584,549 to increase undistributed net investment income, $543,339 to increase paid-in-capital and $6,127,888 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,139,138
Unrealized depreciation	(7,951,953)

Net unrealized appreciation	4,187,185
Undistributed ordinary income	4,314,941
Capital loss carryforward	(138,553,180)
Post-October capital loss deferral	(2,917,414)
Cost for federal income tax purposes	$390,439,368

Master Intermediate Income Trust	91

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.75%	of the first $500 million of average	0.48%	of the next $5 billion of average
	net assets,		net assets,

0.65%	of the next $500 million of average	0.47%	of the next $5 billion of average
	net assets,		net assets,

0.60%	of the next $500 million of average	0.46%	of the next $5 billion of average
	net assets,		net assets,

0.55%	of the next $5 billion of average	0.45%	of the next $5 billion of average
	net assets,		net assets,

0.525%	of the next $5 billion of average	0.44%	of the next $5 billion of average
	net assets,		net assets,

0.505%	of the next $5 billion of average	0.43%	of the next $8.5 billion of average
	net assets,		net assets and

0.49%	of the next $5 billion of average	0.42%	of any excess thereafter.
	net assets,

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $7,412 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $242 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $263, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

92 Master Intermediate Income Trust

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $788,973,905 and $786,182,640, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,778,750 and $2,779,219, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option	Written
		option contract	swap option	number of	option
		amounts	premiums	contracts	premiums

Written options outstanding
at the beginning of the
reporting period	USD	235,097,225	$18,902,333	—	$—

Options opened	USD	1,697,130,903	3,886,250	38	14,771
	EUR	160,959,000	1,857,356	—	—

Options exercised	USD	(145,471,300)	(260,540)	—	—

Options expired	USD	—	—	(38)	(14,771)

Options closed	USD	(1,718,970,228)	(21,698,351)	—	—
	EUR	(160,959,000)	(1,857,356)	—	—

Written options outstanding
at the end of the
reporting period	USD	67,786,600	829,692	—	$—

Note 4: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 2,920,559 common shares for an aggregate purchase price of $14,536,534, which reflects a weighted-average discount from net asset value per share of 10.38%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 844 shares of the fund (0.001% of the fund’s shares outstanding), valued at $4,642.

Master Intermediate Income Trust 93

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$6,987,387	$93,701,638	$100,689,025	$18,125	$—

Putnam Short Term
Investment Fund*	$—	160,558,169	152,115,277	8,153	8,442,892

Totals	$6,987,387	$254,259,807	$252,804,302	$26,278	$8,442,892

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased TBA commitment option contracts (contract amount)	—*

Purchased swap option contracts (contract amount)	$301,900,000

Written futures contract option contracts (number of contracts) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$200,300,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$315,800,000

OTC interest rate swap contracts (notional)	$1,923,400,000

Centrally cleared interest rate swap contracts (notional)	$425,400,000

OTC total return swap contracts (notional)	$329,600,000

OTC credit default swap contracts (notional)	$14,100,000

Warrants (number of warrants)	200

* For the reporting period, the transaction volume was minimal.

94 Master Intermediate Income Trust

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$228,351	Payables	$1,169,759

Foreign
exchange contracts	Receivables	615,980	Payables	2,202,818

Equity contracts	Investments	1,760*	Payables	—*

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	9,748,679*	depreciation	15,639,968*

Total		$10,594,770		$19,012,545

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$525,147	$525,147

Foreign
exchange contracts	$—	$—	974,532	$—	$974,532

Interest rate contracts	(1,822,512)	(1,015,677)	$—	1,980,978	$(857,211)

Total	$(1,822,512)	$(1,015,677)	$974,532	$2,506,125	$642,468

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(948,458)	$(948,458)

Foreign
exchange contracts	—	—	—	(521,151)	—	$(521,151)

Equity contracts	(6,202)	—	—	—	—	$(6,202)

Interest
rate contracts	—	(521,659)	(678,653)	—	(373,984)	$(1,574,296)

Total	$(6,202)	$(521,659)	$(678,653)	$(521,151)	$(1,322,442)	$(3,050,107)

Master Intermediate Income Trust 95

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

96 Master Intermediate Income Trust

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $16,069,634 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Shareholder meeting results (Unaudited)

January 31, 2013 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	56,497,546	2,557,383

Ravi Akhoury	56,490,831	2,564,098

Jameson A. Baxter	56,513,463	2,541,467

Barbara M. Baumann	56,686,670	2,368,260

Charles B. Curtis	56,535,812	2,519,117

Robert J. Darretta	56,605,208	2,449,722

Katinka Domotorffy	56,526,355	2,528,575

John A. Hill	56,551,098	2,503,832

Paul L. Joskow	56,557,717	2,497,212

Elizabeth T. Kennan*	56,428,295	2,626,634

Kenneth R. Leibler	56,672,050	2,382,879

Robert E. Patterson	56,573,978	2,480,951

George Putnam, III	56,660,315	2,394,614

Robert L. Reynolds	56,717,792	2,337,138

W. Thomas Stephens	56,540,045	2,514,884

A proposal to approve fixing the number of Trustees at 15 was approved as follows:

Votes for	Votes against	Abstentions

56,207,753	1,466,732	1,380,445

All tabulations are rounded to the nearest whole number.

* Elizabeth T. Kennan retired from the Board of Trustees on June 30, 2013.

Master Intermediate Income Trust 97

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

98 Master Intermediate Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Master Intermediate Income Trust 99

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

100 Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN713
283877 11/13

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$129,389	$--	$6,458	$ —
September 30, 2012	$136,019	$--	$6,300	$ —

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,458 and $6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$ —	$ —	$ —

September 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 14, 2012

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994 – Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy and Director, Global Core
Michael Atkin	2007	Putnam Management 1997 – Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist and Team Leader Country Analysis
Kevin Murphy	2007	Putnam Management 1999 – Present	Portfolio Manager, Previously, Team Leader, High Grade Credit
Michael Salm	2011	Putnam Management 1997 – Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head Fixed Income, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	16*	$8,440,700,000	17**	$3,218,600,000	16***	$11,951,000,000
Michael Salm	26*	$13,997,100,000	30 #	$8,549,400,000	20##	$8,424,700,000
Michael Atkin	7	$6,080,000,000	7	$2,263,500,000	10***	$4,669,700,000
Paul Scanlon	24*	$12,575,200,000	28###	$6,278,900,000	12	$2,763,700,000
Kevin Murphy	23*	$13,078,100,000	23#	$4,948,700,000	16***	$7,791,700,000

*	4 accounts, with total assets of $1,610,900,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $113,600,000 pay an advisory fee based on account performance

***	1 account, with total assets of $464,300,000 pay an advisory fee based on account performance.

#	2 accounts, with total assets of $174,800,000 pay an advisory fee based on account performance

##	2 accounts, with total assets of $562,200,000 pay an advisory fee based on account performance

###	3 accounts, with total assets of $340,300,000 an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 7, 2012	—	—	—	6,569,062
October 8 – October 31, 2012	—	—	—	6,569,062
November 1 – November 30, 2012	—	—	—	6,569,062
December 1 – December 31, 2012	—	—	—	6,569,062
January 1 – January 31, 2013	—	—	—	6,569,062
February 1 – February 28, 2013	—	—	—	6,569,062
March 1 – March 31, 2013	—	—	—	6,569,062
April 1 – April 30, 2013	—	—	—	6,569,062
May 1 – May 31, 2013	—	—	—	6,569,062
June 1 – June 30, 2013	594,780	$4.96	594,780	5,974,282
July 1 – July 31, 2013	741,617	$4.98	741,617	5,232,665
August 1 – August 31, 2013	871,674	$4.98	871,674	4,360,991
September 1 – September 30, 2013	712,488	$4.99	712,488	3,648,503

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 6,569,062 of its shares. The program renewed by the Board in September 2012, which will remains in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchase up to 6,569,062 of its shares. The program renewed by the Board in September 2013, which will remain in effect between October 8, 2013 and October 7, 2014, allows the fund to repurchase up to 6,276,985 of its shares.

**	Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date November 26, 2013